PROSPECTUS May 1, 2006	MANAGERS FUNDS

•	Managers 20 Fund

•	Managers Mid-Cap Fund

•	Managers Balanced Fund

•	Managers High Yield Fund

•	Managers Fixed Income Fund

Class A, Class B, Class C, and Institutional Class

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Founded in 1983, Managers Funds offers individual and institutional investors the experience and discipline of some of the world’s most highly regarded investment professionals.

RISK/RETURN SUMMARY

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Managers 20 Fund, Managers Mid-Cap Fund, Managers Balanced Fund, Managers High Yield Fund and Managers Fixed Income Fund (each a “Fund” and collectively the “Funds”), each a series of Managers Trust II (the “Trust”). Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk Factors of the Funds

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.

Fund	Goal	Principal Strategies	Principal Risk Factors

Managers 20 Fund	Capital appreciation through a non-diversified portfolio of equity securities

Invests principally in common stocks of 15 to 25 companies believed to offer strong growth potential

Seeks investments in specific industries and in out-of-favor situations at attractive prices

May invest in companies of any size

Foreign Securities Risk Growth Stock Risk Liquidity Risk Management Risk Market Risk Non-Diversified Fund Risk Sector Risk Small-Capitalization Stock Risk

Managers Mid-Cap Fund	High total return, consistent with the preservation of capital and a prudent level of risk

Invests principally in common stocks of small and medium-sized companies

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in companies that, at the time of purchase, have market capitalizations between $1 billion and $12 billion

Seeks investments with the potential for capital appreciation as a result of earnings growth or improvements in equity valuation

Growth Stock Risk Liquidity Risk Management Risk Market Risk Mid-Capitalization Capitalization Small-Stock Risk Value Stock Risk

Managers Investment Group	1

Key Information	Risk/Return Summary

Fund	Goal	Principal Strategies	Principal Risk Factors

Managers Balanced Fund	High total return, consistent with the preservation of capital and prudent investment risk

Invests approximately 50-65% of its assets in stocks and equity securities and the remainder in bonds and other fixed-income securities, as well as cash or cash equivalents

Equity portion of the Fund invests primarily in common and preferred stocks of U.S. and foreign companies of all sizes, as well as convertible securities and warrants

Fixed-income portion of the Fund generally invests at least 25% of the Fund’s assets in a range of domestic and foreign bonds with 7 to 30 year maturities

May invest up to 25% of its assets in below-investment-grade securities (those rated Bal/BB+ or lower by Moody’s/ Standard & Poor’s)

Credit Risk Foreign Securities Risk High Yield Risk Interest Rate Risk Leverage Risk Liquidity Risk Management Risk Market Risk Value Stock Risk

Managers High Yield Fund	High level of current income, with a secondary objective of capital appreciation

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in below-investment grade bonds (those rated Bal/ BB+ or lower by Moody’s/Standard & Poor’s)

May invest in a variety of other debt and equity securities and cash equivalents

Credit Risk High Yield Risk Interest Rate Risk Liquidity Risk Management Risk Market Risk Prepayment Risk Restricted Securities Risk

Managers Fixed Income Fund	Highest level of income as is consistent with the preservation of capital

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment-grade debt securities of U.S. and foreign issuers

May invest up to 20% of its assets in below-investment grade debt securities (those rated Bal/BB+ or lower by Moody’s/Standard & Poor’s)

Invests primarily in debt securities with 7 to 15 year maturities

Credit Risk Foreign Securities Risk High Yield Risk Interest Rate Risk Liquidity Risk Management Risk Market Risk Municipal Market Risk Prepayment Risk Restricted Securities Risk

2	Managers Investment Group

Risk/Return Summary	Key Information

PRINCIPAL RISK FACTORS

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the applicable Fund. The following is a discussion of the principal risk factors of the Funds.

Credit Risk

The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody’s Investors Services, Inc. and Standard & Poor’s Corporation. Even if the likelihood of default is remote, changes in the perception of an institution’s financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings. Securities rated below investment grade are especially susceptible to this risk.

Foreign Securities Risk

Investments in securities of foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly in the form of American Depositary Receipts or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory and market systems may cause foreign securities to be more volatile. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

Growth Stock Risk

Growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If such expectations are not met, or if expectations are lowered, the prices of the securities will drop. In addition, growth stocks tend to be more sensitive than other stocks to increases in interest rates, which will generally cause the prices of growth stocks to fall. To the extent that a Fund invests in those kinds of stocks, it will be exposed to the risks associated with those kinds of investments. For these and other reasons, the Fund may underperform other stock funds (such as value funds) when stocks of growth companies are out of favor.

High Yield Risk

Funds that invest in below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings,

Managers Investment Group	3

Key Information	Risk/Return Summary

and are not as strong financially as higher rated issuers. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Below-investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

Interest Rate Risk

Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity.

Leverage Risk

Borrowing, and some derivative investments, such as futures and forward commitment transactions, may magnify smaller adverse market movements into relatively larger losses for a Fund.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities of companies with small market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor investment selection will cause a Fund to underperform other funds with similar objectives. The success of a Fund’s investment strategy depends significantly on the skill of that Fund’s Subadvisor in assessing the potential of the investments in which the Fund can invest. Each Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Market Risk

The risks generally of investing in stocks are commonly referred to as “market risk.” Market risk includes the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Despite unique influences on individual companies, stock prices, in general, rise and fall as a result of investors’ perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund’s portfolio of investments is also likely to decrease in value. The increase or decrease in the value of a Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Mid-Capitalization Stock Risk

Mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Municipal Market Risk

Factors unique to the municipal bond market may negatively affect the value of a Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. A Fund may invest in a group of municipal obligations that are related in such a way that an economic, business or political development affecting one would also affect the others.

Non-Diversified Fund Risk

A Fund that is “non-diversified” can invest more of its assets in a single issuer than that of a diversified fund. To the extent that a Fund invests significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to specific risk. Specific risk is the risk that a particular security will drop in price due to

4	Managers Investment Group

Risk/Return Summary	Key Information

adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

Prepayment Risk

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage-related securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Restricted Securities Risk

It may be difficult to find a buyer for restricted securities. In addition, the selling price for a restricted security may be less than originally anticipated because they may only be sold in privately negotiated transactions.

Sector Risk

Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. Although a Fund may not concentrate in any one industry, each Fund may invest without limitation in any one sector. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

Small-Capitalization Stock Risk

Small-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small capitalization companies are out of favor.

Value Stock Risk

“Value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. With value investing, a stock may not achieve its expected value because the circumstances causing it to be underpriced do not change. For this reason, a Fund that focuses investments on value stocks may underperform other stock funds (such as growth stock funds) when value stocks are out of favor.

In addition to the investment strategies described in this Prospectus, the Funds may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Funds’ Statement of Additional Information (“SAI”).

Managers Investment Group	5

Performance Summary	Risk/Return Summary

PERFORMANCE SUMMARY

The following bar charts illustrate the risks of investing in each Fund by showing the year-by-year total returns of each Fund’s Class A shares and how the annual performance of each Fund has varied since the Fund’s inception. Each bar chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results. The bar charts do not reflect the impact of sales charges. If they did, performance would be less than that shown. Where applicable, the performance information reflects the impact of a Fund’s contractual expense limitation. If Managers Investment Group LLC (the “Investment Manager”) had not agreed to limit expenses, returns would have been lower.

Managers 20 Fund

Annual Total Returns—Last Seven Full Calendar Years Since Inception*

Best Quarter: 35.25% (4th Quarter 1999)

Worst Quarter: -43.04% (4th Quarter 2000)

*	Inception date was January 2,1998

Managers Mid-Cap Fund

Annual Total Returns—Last Eight Full Calendar Years Since Inception*

Best Quarter: 38.72% (4th Quarter 1999)

Worst Quarter: -20.52% (3rd Quarter 1998)

*	Inception date was January 2, 1997

6	Managers Investment Group

Risk/Return Summary	Performance Summary

Managers Balanced Fund

Annual Total Returns—Last Eight Full Calendar Years Since Inception*

Best Quarter: 19.67% (4th Quarter 1999)

Worst Quarter: -11.71% (3rd Quarter 1998)

*	Inception date was January 2, 1997

Managers High Yield Fund

Annual Total Returns—Last Seven Full Calendar Years Since Inception*

Best Quarter: 12.48% (4th Quarter 2002)

Worst Quarter: -7.11% (4th Quarter 2000)

*	Inception date was January 2, 1998

Managers Investment Group	7

Performance Summary	Risk/Return Summary

Managers Fixed Income Fund

Annual Total Returns - Last Eight Full Calendar Years Since Inception*

Best Quarter: 4.17% (2nd Quarter 2003)

Worst Quarter: -2.21% (2nd Quarter 2004)

*	Inception date was January 2, 1997

8	Managers Investment Group

Risk/Return Summary	Performance Summary

The following table illustrates the risks of investing in the Funds by showing how each Fund’s performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Funds and the applicable index and, where applicable, reflects the impact of a Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. A description of the indexes is included in Appendix A. As always, the past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns1

(as of 12/31/05)

	1 Year	5 Years	Since Inception	Inception Date
Managers 20 Fund
Class A Return Before Taxes	-10.69%	-16.95%	-5.40%	1/2/98
Class A Return After Taxes on Distributions	-10.69%	9.84%	-6.69%	1/2/98
Class A Return After Taxes on Distributions and Sale of Fund Shares	-6.95%	8.48%	-4.71%	1/2/98
Class B Return Before Taxes	-10.53%	-16.73%	-6.65%	2/18/98
Class C Return Before Taxes	-7.67%	-16.55%	-7.41%	3/10/98
Institutional Class Return Before Taxes	-4.92%	-15.57%	-7.10%	4/6/98
S&P 500 Index[2] (before taxes)	4.91%	0.54%	7.10%	Since 1/2/98
Managers Mid-Cap Fund
Class A Return Before Taxes	4.91%	5.19%	13.08%	1/2/97
Class A Return After Taxes on Distributions	4.91%	18.77%	9.41%	1/2/97
Class A Return After Taxes on Distributions and Sale of Fund Shares	3.19%	16.33%	9.02%	1/2/97
Class B Return Before Taxes	5.61%	5.57%	12.26%	2/28/98
Class C Return Before Taxes	8.48%	5.69%	11.20%	2/19/98
Institutional Class Return Before Taxes	11.74%	6.96%	14.40%	1/2/97
S&P Midcap 400 Index[2] (before taxes)	12.56%	8.60%	14.40%	Since 1/2/97
Managers Balanced Fund
Class A Return Before Taxes	-1.79%	1.76%	8.00%	1/2/97
Class A Return After Taxes on Distributions	-2.28%	9.51%	5.38%	1/2/97
Class A Return After Taxes on Distributions and Sale of Fund Shares	-1.17%	8.38%	5.26%	1/2/97
Class B Return Before Taxes	-1.47%	2.10%	6.63%	2/10/98
Class C Return Before Taxes	1.49%	2.24%	6.41%	2/13/98
Institutional Class Return Before Taxes	4.57%	3.48%	9.25%	1/2/97
S&P 500 Index[2] (before taxes)	4.91%	0.54%	7.69%	Since 1/2/97
Lehman Bros. Aggregate Bond Index[2] (before taxes)	2.43%	5.87%	6.50%	Since 1/2/97

Managers Investment Group	9

Performance Summary	Risk/Return Summary

	1 Year	5 Years	Since Inception	Inception Date
Managers High Yield Fund
Class A Return Before Taxes	-3.53%	8.12%	5.48%	1/2/98
Class A Return After Taxes on Distributions	-5.76%	8.58%	2.19%	1/2/98
Class A Return After Taxes on Distributions and Sale of Fund Shares	-2.32%	8.12%	2.55%	1/2/98
Class B Return Before Taxes	-3.19%	8.52%	5.16%	2/19/98
Class C Return Before Taxes	-0.40%	8.61%	5.01%	2/19/98
Institutional Class Return Before Taxes	2.60%	9.93%	6.21%	3/2/98
Merrill Lynch High Yield Master Index II2 (before taxes)	2.72%	8.39%	1.92%	Since 1/2/98
Lehman Brothers U.S. Corporate High Yield Index[2] (before taxes)	2.74%	8.85%	N/A	Since 1/2/98
Managers Fixed Income Fund
Class A Return Before Taxes	-2.46%	5.39%	5.87%	1/2/97
Class A Return After Taxes on Distributions	-4.20%	2.59%	3.53%	1/2/97
Class A Return After Taxes on Distributions and Sale of Fund Shares	-1.62%	2.70%	3.54%	1/2/97
Class B Return Before Taxes	-2.87%	5.60%	5.60%	3/20/98
Class C Return Before Taxes	-0.11%	5.71%	5.62%	3/5/98
Institutional Class Return Before Taxes	2.91%	6.97%	7.05%	1/2/97
Lehman Bros. Aggregate Bond Index[2] (before taxes)	2.43%	5.87%	6.50%	Since 1/2/97

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, Class C and Institutional Class shares will vary.

[2]	Reflects no deduction for fees, expenses or taxes. See Appendix A.

Class A share performance reflects the deduction of its maximum sales load. Class B, Class C and Institutional Class shares are sold without a sales load.

10	Managers Investment Group

Risk/Return Summary	Fees and Expenses

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class B Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%[1]	None	None	None
Maximum Deferred Sales Charge (Load)	None	5.00%[2]	1.00%[3]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/ or Expense Reimbursement[4]	Net Expenses
Class A Shares
Managers 20 Fund	0.70%	0.25%	0.82%	1.77%	-0.27%	1.50%
Managers Mid-Cap Fund	0.70%	0.25%	0.42%	1.37%	-0.12%	1.25%
Managers Balanced Fund	0.70%	0.25%	0.84%	1.79%	-0.54%	1.25%
Managers High Yield Fund	0.70%	0.25%	0.57%	1.52%	-0.37%	1.15%
Managers Fixed Income Fund	0.45%	0.25%	0.50%	1.20%	-0.46%	0.74%
Class B Shares
Managers 20 Fund	0.70%	1.00%	0.82%	2.52%	-0.27%	2.25%
Managers Mid-Cap Fund	0.70%	1.00%	0.42%	2.12%	-0.12%	2.00%
Managers Balanced Fund	0.70%	1.00%	0.84%	2.54%	-0.54%	2.00%
Managers High Yield Fund	0.70%	1.00%	0.57%	2.27%	-0.37%	1.90%
Managers Fixed Income Fund	0.45%	1.00%	0.50%	1.95%	-0.46%	1.49%

Managers Investment Group	11

Fees and Expenses	Risk/Return Summary

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/ or Expense Reimbursement[4]	Net Expenses
Class C Shares
Managers 20 Fund	0.70%	1.00%	0.82%	2.52%	-0.27%	2.25%
Managers Mid-Cap Fund	0.70%	1.00%	0.42%	2.12%	-0.12%	2.00%
Managers Balanced Fund	0.70%	1.00%	0.84%	2.54%	-0.54%	2.00%
Managers High Yield Fund	0.70%	1.00%	0.57%	2.27%	-0.37%	1.90%
Managers Fixed Income Fund	0.45%	1.00%	0.50%	1.95%	-0.46%	1.49%
Institutional Class Shares
Managers 20 Fund	0.70%	None	0.82%	1.52%	-0.27%	1.25%
Managers Mid-Cap Fund	0.70%	None	0.42%	1.12%	-0.12%	1.00%
Managers Balanced Fund	0.70%	None	0.84%	1.54%	-0.54%	1.00%
Managers High Yield Fund	0.70%	None	0.57%	1.27%	-0.37%	0.90%
Managers Fixed Income Fund	0.45%	None	0.50%	0.95%	-0.46%	0.49%

[1]	The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75% (5.00% maximum for Managers Fixed Income Fund). See “Your Account – Share Class Sales Charges – Class A Shares” for further information.

[2]	The maximum 5.00% contingent deferred sales charge applies to the sale of Class B shares of the Fund (or the exchange of Class B shares of the Fund for shares of a fund that are not subject to a sales charge) during the first year after purchase. The charge declines annually, reaching zero after six years from the date of the purchase. See “Your Account—Share Class Sales Charges – Class B Shares” for further information.

[3]	The 1.00% contingent deferred sales charge applies only if an investor sells Class C shares of the Fund (or exchanges Class C shares of the Fund for shares of a fund that are not subject to a sales charge) within one year of purchase.

[4]	The Investment Manager has contractually agreed, through at least May 1, 2007, to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions and extraordinary items) to the Net Expenses listed above, subject to later reimbursement by the Funds in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s Total Annual Fund Operating Expenses do not exceed that Fund’s contractual expense limitation amount.

12	Managers Investment Group

Risk/Return Summary	Fees and Expenses

Example

This Example will help you compare the cost of investing in each of the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares
Managers 20 Fund	$719	$1,075	$1,455	$2,518
Managers Mid-Cap Fund	$695	$973	$1,271	$2,117
Managers Balanced Fund	$695	$1,052	$1,441	$2,517
Managers High Yield Fund	$685	$993	$1,323	$2,254
Managers Fixed Income Fund	$646	$891	$1,155	$1,907
Class B Shares
Managers 20 Fund	$742	$1,083	$1,543	$2,518
Managers Mid-Cap Fund	$718	$979	$1,359	$2,117
Managers Balanced Fund	$718	$1,064	$1,529	$2,517
Managers High Yield Fund	$708	$1,000	$1,411	$2,254
Managers Fixed Income Fund	$669	$897	$1,243	$1,907
Class C Shares
Managers 20 Fund	$331	$759	$1,316	$2,835
Managers Mid-Cap Fund	$306	$652	$1,128	$2,442
Managers Balanced Fund	$306	$739	$1,302	$2,835
Managers High Yield Fund	$296	$674	$1,181	$2,577
Managers Fixed Income Fund	$255	$568	$1,010	$2,238
Institutional Class Shares
Managers 20 Fund	$127	$454	$803	$1,790
Managers Mid-Cap Fund	$102	$344	$605	$1,352
Managers Balanced Fund	$102	$434	$788	$1,789
Managers High Yield Fund	$92	$366	$661	$1,501
Managers Fixed Income Fund	$50	$257	$481	$1,124

Managers Investment Group	13

Fees and Expenses	Risk/Return Summary

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class B and Class C shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares
Managers 20 Fund	$228	$759	$1,316	$2,835
Managers Mid-Cap Fund	$203	$652	$1,128	$2,442
Managers Balanced Fund	$203	$739	$1,302	$2,835
Managers High Yield Fund	$193	$674	$1,181	$2,577
Managers Fixed Income Fund	$152	$568	$1,010	$2,238
Class C Shares
Managers 20 Fund	$228	$759	$1,316	$2,835
Managers Mid-Cap Fund	$203	$652	$1,128	$2,442
Managers Balanced Fund	$203	$739	$1,302	$2,835
Managers High Yield Fund	$193	$674	$1,181	$2,577
Managers Fixed Income Fund	$152	$568	$1,010	$2,238

The Example reflects the impact of a Fund’s contractual expense limitation through May 1, 2007. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

14	Managers Investment Group

Summary of the Funds

SUMMARY OF THE FUNDS

Fund Management

Each Fund is a series of the Trust. The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. Each Fund has four classes of shares, Class A, Class B, Class C and Institutional Class. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

Managers Investment Group LLC (the “Investment Manager”), located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as the investment manager to the Funds and is responsible for the Funds’ overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more Subadvisors to manage each Fund’s investment portfolio. It also allocates assets to the Subadvisors based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external Subadvisors and, when appropriate, researches any potential new Subadvisors for the Fund family. The Securities and Exchange Commission (“SEC”) has given the Funds an exemptive order permitting them to hire new unaffiliated Subadvisors without prior shareholder approval, but subject to notification within 90 days of the hiring of such a Subadvisor. The Investment Manager also exercises investment discretion over the cash reserves segment of each Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Funds’ distributor. Except for distribution (12b-1) fees, MDI receives no compensation from the Funds for its services as distributor. The Investment Manager or MDI may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

The Investment Manager also provides administrative services to the Funds, including: (i) supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date; (ii) supervising the preparation and filing of documents as required by state and federal regulatory agencies; and (iii) management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives administrative service fees of 0.20% annually of each Fund’s average daily net assets. These administrative service fees are included under “Other Expenses” in the Annual Fund Operating Expenses table.

More information on each Fund’s investment strategies and holdings can be found in the current SAI.

Investment Objectives

Each Fund’s investment objective may be changed without shareholder approval.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI, which is available on the Funds’ website at www.managersinvest.com.

What Am I Investing In?

You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

Managers Investment Group	15

Summary of the Funds

MANAGERS 20 FUND

FUND FACTS

Objective:

Capital appreciation through a non-diversified portfolio of equity securities

Investment Focus:

Equity securities of 15 to 25 companies offering strong growth potential

Benchmark:

S&P 500 Index

Ticker:

MTWAX

Objective

The Fund’s objective is to achieve capital appreciation through a non-diversified portfolio of equity securities.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio consisting of the common stocks of 15 to 25 U.S. and foreign companies of any size offering strong growth potential. The Fund selects securities based on a global economic outlook, with a particular focus on investments in specific industries, and seeks companies in out-of-favor situations at attractive prices. In addition to common stocks, the Fund may invest from time to time in any or all of the following: preferred stocks, convertible securities, warrants and bonds and other fixed-income securities.

The Fund’s assets are currently managed by a single Subadvisor. The Subadvisor is a growth manager that seeks to maximize returns over a market cycle through investments in its “best ideas.” The Subadvisor starts by establishing a global economic outlook, with a particular focus on interest rate anticipation, then concentrates on investments in specific industries. Relying on readily available information from financial publications, third-party analysis and fundamental research, investments are made with a long-term orientation, generally involving purchases of securities that will be held for at least a year, which results in relatively low portfolio turnover. Under normal circumstances, the Fund strives to be fully invested in 15 to 25 stocks.

The Fund is non-diversified; that is, it is not limited by the percentage of assets it may invest in any one issuer.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisor do not ordinarily involve trading securities for short-term profits, the Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for some additional returns through a focused portfolio of equities

•	Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

16	Managers Investment Group

Summary of the Funds	Managers 20 Fund

Portfolio Management of the Fund

Oak Associates, Ltd. (“Oak”) has served as Subadvisor to the Fund since December 2000. Oak, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is an investment management firm with approximately $3.9 billion in assets under management as of December 31, 2005. James D. Oelschlager, Edward E. Yardeni and Donna L. Barton are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Oelschlager has been the Chief Executive Officer and Chief Investment Officer since founding Oak in 1985. Mr. Yardeni has been Chief

Investment Strategist at Oak since joining the firm in 2004. Prior to joining Oak, Mr. Yardeni served as Chief Investment Strategist and a Managing Director of Prudential Equity Group, LLC, as Chief Investment Strategist for Deutsche Bank, and as Chief Economist for C.J. Lawrence, Prudential Securities and E.F. Hutton. Ms. Barton is a Senior Portfolio Trader and helped found Oak in 1985.

Additional information regarding other accounts managed by the portfolio managers of the Fund, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Oak.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and Oak is available in the Trust’s Semi-Annual Report for the period ended June 30, 2005.

Managers Investment Group	17

Summary of the Funds

MANAGERS MID-CAP FUND

FUND FACTS

Objective:

High total return, consistent with the preservation of capital and a prudent level of risk

Investment Focus:

Equity securities of medium-sized companies

Benchmark:

S&P Midcap 400 Index

Ticker:

MKPAX

Objective

The Fund’s objective is to provide a high total return, consistent with the preservation of capital and a prudent level of risk.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting of the common stocks of medium-sized companies which will generally be listed on the New York or American stock exchanges or on NASDAQ and be widely held among a large number of investors. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid-capitalization companies that, at the time of purchase, have market capitalizations between $1 billion and $12 billion. This policy may be changed only upon 60 days’ written notice to shareholders. The Fund may also invest in other U.S. and foreign securities, including foreign securities and warrants.

The Fund’s assets are managed by a single Subadvisor. The Subadvisor uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. The Subadvisor seeks to consistently apply an objective quantitative, fundamental investment approach that identifies securities that it believes are overvalued and undervalued within industry sectors.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisor do not ordinarily involve trading securities for short-term profits, the Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through medium-size company equities in your investment portfolio

•	Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

18	Managers Investment Group

Summary of the Funds	Managers Mid-Cap Fund

Portfolio Management of the Fund

Chicago Equity Partners, LLC (“CEP”) has served as Subadvisor to the Fund since December 2000. CEP, located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is an investment management firm with approximately $10.4 billion in assets under management as of December 31, 2005. CEP utilizes a team approach to manage the Fund. David C. Coughenour, David R. Johnsen, Robert H. Kramer, Martin Morris and James Palermo are the senior members of the team and are jointly and primarily responsible for the day-today management of the Fund.

Mr. Coughenour is a founder of CEP, and serves as Chief Investment Officer – Equities and Portfolio Manager. Mr. Johnsen, founder, Managing Director and Analyst of CEP, serves as the firm’s analyst for the technology hardware and consumer staples sectors. Mr. Kramer, founder, Managing Director, Portfolio Manager and Analyst of CEP, oversees the quantitative research, trading and technology groups and is the primary analyst for the healthcare sector. Mr. Morris, Director, Portfolio Manager and Analyst, is responsible for the consumer discretionary sector. Mr. Palermo, Director, Portfolio Manager and Analyst, is responsible for the financials sector at CEP.

Additional information regarding other accounts managed by the portfolio managers of the Fund, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to CEP.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and CEP is available in the Trust’s Semi-Annual Report for the period ended June 30, 2005.

Managers Investment Group	19

Summary of the Funds

MANAGERS BALANCED FUND

FUND FACTS

Objective:

High total investment return, consistent with the preservation of capital and prudent investment risk

Investment Focus:

Approximately 50-65% of total assets invested in equity securities of medium- and large-sized U.S. companies, and the remainder invested in bonds and other fixed-income securities, as well as cash or cash equivalents

Benchmark:

S&P 500 Index

Lehman Brothers Aggregate Bond Index

Ticker:

MBEAX

Objective

The Fund’s objective is to achieve a high total investment return, consistent with the preservation of capital and prudent economic risk.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing approximately 50-65% of its total assets in equity securities and investing the remainder in bonds and other fixed-income securities, as well as cash or cash equivalents. The Fund will invest at least 25% of its total assets in equity securities. The equity portion of the Fund is invested primarily in a diversified portfolio of U.S. common stocks, as well as other U.S. and foreign securities, including convertible securities and warrants. Normally, the equity portion of the Fund will focus on large- (generally determined by reference to the capitalization of companies in the Russell 1000 Index) and medium-sized (generally determined by reference to the capitalization of companies in the Russell MidCap Index) companies which will generally be listed on the New York or American stock exchanges or on NASDAQ and be widely held among a large number of investors.

The Fund’s assets currently are allocated between two Subadvisors. The Subadvisor to the equity portion of the Fund uses a disciplined investment strategy utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. This Subadvisor seeks to consistently apply an objective quantitative, fundamental investment approach that identifies stocks that it believes are overvalued and undervalued within industry sectors.

The Fund will invest at least 25% of its total assets in fixed-income senior securities. The Subadvisor to the fixed-income portion of the Fund will invest in a wide range of domestic and foreign fixed-income securities, such as bonds, including securities not based on the U.S. dollar. The majority of the Fund’s foreign investments may be in “Yankee bonds” (bonds payable in U.S. dollars that are issued in the United States by foreign banks and corporations). The Fund may also invest up to 25% of its total assets in below-investment grade securities (those rated Bal/BB+ or lower by Moody’s/ Standard & Poor’s) that this Subadvisor believes do not involve undue risk to income or principal. The lowest credit-rating categories in which the Fund invests are Caa/CCC (as rated by Moody’s/Standard & Poor’s). Incorporating fundamental, “bottom-up” credit and market analysis, this Subadvisor invests the Fund’s assets primarily in bonds with 7 to 30-year maturities.

The Fund may invest more than 65% of its total assets in stocks if the Investment Manager considers conditions in the stock market to be more favorable than those in the bond market, and the Fund may invest more than 25% of its total assets in fixed income securities if the Investment Manager considers conditions in the bond market to be more favorable than those in the stock market.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

20	Managers Investment Group

Summary of the Funds	Managers Balanced Fund

Although the investment strategies of the Fund’s Subadvisors do not ordinarily involve trading securities for short-term profits, the Subadvisors may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns from a portfolio that holds both equities and fixed income securities

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking a conservative risk investment

Portfolio Management of the Fund

Chicago Equity Partners, LLC (“CEP”) has served as the Subadvisor to the equity portion of the Fund since December 2000. CEP, located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is an investment management firm with approximately $10.4 billion in assets under management as of December 31, 2005. CEP utilizes a team approach to manage the Fund. David C. Coughenour, David R. Johnsen, Robert H. Kramer, Martin Morris and James Palermo are the senior members of the team and are jointly and primarily responsible for the day-to-day management of the Fund.

Mr. Coughenour is a founder of CEP, and serves as Chief Investment Officer—Equities and Portfolio Manager. Mr. Johnsen, founder, Managing Director and Analyst of CEP, serves as the firm’s analyst for the technology hardware and consumer staples sectors. Mr. Kramer, founder, Managing Director, Portfolio Manager and Analyst of CEP, oversees the quantitative research, trading and technology groups and is the primary analyst for the healthcare sector. Mr. Morris, Director, Portfolio Manager and Analyst, is responsible for the consumer discretionary sector. Mr. Palermo, Director, Portfolio Manager and Analyst, is responsible for the financials sector at CEP.

Loomis, Sayles & Company, L.P. (“Loomis”) has served as the Sub-advisor to the fixed-income portion of the Fund since June 2001. Loomis is located at One Financial Center, Boston, Massachusetts. As of December 31, 2005, Loomis managed more than $74.5 billion in assets. John Hyll is primarily responsible for the day-today management of the portion of the Fund managed by Loomis. Mr. Hyll is a portfolio manager for and a Vice President of Loomis, positions he has held since 1987.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to CEP and Loomis.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreements between the Investment Manager and each of CEP and Loomis is available in the Trust’s Semi-Annual Report for the period ended June 30, 2005.

Managers Investment Group	21

Summary of the Funds

MANAGERS HIGH YIELD FUND

FUND FACTS

Objective:

High level of current income, with a secondary objective of capital appreciation

Investment Focus:

Below-investment grade bonds

Benchmarks:

Merrill Lynch High Yield Master II Index,

Lehman Brothers U.S. Corporate High Yield Index

Ticker:

MHHAX

Objective

The Fund’s objective is to achieve a high level of current income, with a secondary objective of capital appreciation, by investing in a portfolio of below-investment grade bonds (those rated Bal/BB+ or lower by Moody’s/Standard & Poor’s).

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in below-investment grade bonds. This policy may be changed only upon 60 days’ written notice to shareholders. The Fund may also invest in any of the following: corporate debt securities and preferred stock; zero-coupon bonds and other deferred interest securities that do not pay periodic interest; mortgage-backed debt securities; asset-backed securities; convertible securities; restricted securities; taxable municipal securities issued by state and local governments; cash or cash equivalents, such as certificates of deposit or money-market funds; money-market instruments, such as bankers’ acceptances, commercial paper and repurchase agreements; securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as the Federal Home Loan Bank and the Student Loan Marketing Association; common stocks; and stocks and bonds of foreign issuers, including issuers in emerging markets.

The Fund’s assets are managed by a single Subadvisor. Adhering to strict discipline on when to buy and sell securities, the Subadvisor seeks to achieve the Fund’s objectives by purchasing securities it believes are priced below their true value, the Subadvisor evaluates security issuers and the securities themselves through independent, “bottom-up” fundamental credit and market analysis.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisor do not ordinarily involve trading securities for short-term profits, the Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional fixed-income returns accompanied by the additional risks of below-investment grade securities in your investment portfolio

•	Are comfortable with a high risk investment

•	Are seeking current income

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are seeking a conservative risk investment

22	Managers Investment Group

Summary of the Funds	Managers High Yield Fund

Portfolio Management of the Fund

J.P. Morgan Investment Management Inc. (“J.P. Morgan”) has served as Subadvisor to the Fund since June 2004. J.P. Morgan, located at 522 Fifth Avenue, New York, New York, is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm that manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2005, J.P. Morgan managed more than $847 billion in assets.

Thomas Hauser and Robert Cook are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Hauser is a Vice President of and a portfolio manager for J.P. Morgan, positions he has held since 2004. Prior to joining J.P. Morgan, he was a Vice President of and a portfolio manager for 40|86 Advisors, Inc. from 2001 to 2004. Prior to joining 40|86 Advisors, Inc., he was a Vice President of and a portfolio manager for Van Kampen Investments. Mr. Cook is a Managing Director of and a portfolio manager for J.P. Morgan, positions he has held since 2004. Prior to joining J.P. Morgan, he was co-head of the fixed income investment process at 40|86 Advisors, Inc. from 1994 to 2004.

Additional information regarding other accounts managed by the portfolio managers of the Fund, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to J.P. Morgan.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and J.P. Morgan is available in the Trust’s Semi-Annual Report for the period ended June 30, 2005.

Managers Investment Group	23

Summary of the Funds

MANAGERS FIXED INCOME FUND

FUND FACTS

Objective:

Highest level of current income as is consistent with the preservation of capital

Investment Focus:

High quality foreign and domestic fixed-income securities

Benchmark:

Lehman Brothers Aggregate Bond Index

Ticker:

MFDAX

Objective

The Fund’s objective is to achieve the highest level of income as is consistent with the preservation of capital.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment-grade debt securities (those rated above Bal/BB+ by Moody’s/Standard & Poor’s) of U.S. and foreign issuers. This policy may be changed only upon 60 days’ written notice to shareholders. The Fund may invest in debt securities issued by any of the following: public and private U.S. companies; foreign companies; the U.S. government and its agencies, such as the Federal Home Loan Bank; state and local governments issuing taxable municipal securities; and foreign governments, their agencies and instrumentalities. The Fund may also invest in mortgage-backed debt securities, asset-backed debt securities and restricted securities, and may invest up to 15% of its assets in common and preferred stock, convertible securities that an owner has the option to exchange for common stock at a prestated price, and debt securities carrying warrants to purchase equity securities. Up to 20% of the Fund’s assets may be invested in below-investment grade securities (those rated Bal/BB+ or lower by Moody’s/Standard & Poor’s). While the Fund may purchase debt securities of any maturity, the Fund will primarily invest in debt securities with 7- to 15-year maturities. The average maturity of debt securities in the Fund’s portfolio may, however, be shorter or longer depending on market conditions.

The Fund’s assets are managed by a single Subadvisor. The Subadvisor actively manages the portfolio to generate income, reduce risk and preserve or enhance total return. Adhering to strict guidelines on when to buy and sell securities, the Subadvisor seeks to achieve the Fund’s objective by purchasing securities it believes are priced below their true value, and selling securities it believes are priced at or above their true value. To select securities, the Subadvisor evaluates security issuers and the securities themselves through independent, “bottom-up” fundamental credit and market analysis.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisor do not ordinarily involve trading securities for short-term profits, the Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

24	Managers Investment Group

Summary of the Funds	Managers Fixed Income Fund

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional fixed-income returns in your investment portfolio

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of four years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are seeking a conservative risk investment

Portfolio Management of the Fund

Loomis, Sayles & Company, L.P. (“Loomis”) has served as the Subadvisor to the Fund since June 2004. Loomis, located at One Financial Center, Boston, Massachusetts, managed more than $74.5 billion in assets as of December 31, 2005.

Daniel J. Fuss is primarily responsible for the day-to-day management of the Fund. Mr. Fuss is Executive Vice President and Vice Chairman of Loomis. Additional information regarding other accounts managed by the portfolio manager of the Fund, his compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.45% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Loomis.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and Loomis is available in the Trust’s Semi-Annual Report for the period ended June 30, 2005.

Managers Investment Group	25

Additional Practices/Risks

ADDITIONAL PRACTICES/RISKS

Other Securities and Investment Practices

The following is a description of some of the other securities and investment practices of the Funds.

Derivatives. Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial contracts whose value depends on, or is derived from, the value of an underlying security, index or currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain). While hedging can guard against potential risks, it adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and there is no guarantee that a Fund will hedge any of its positions. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Exchange-Traded Funds. The Funds may invest in shares of exchange-traded funds (ETFs), which generally are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by a Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risks of the investments held by the ETF.

Foreign Securities. Each Fund that focuses on U.S. investments may also purchase foreign securities. To the extent of any such investments, those Funds will be subject to the risks of foreign investing. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

High-Yield Bonds. Each Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as “junk bonds.” High-yield bonds are debt securities rated below BBB by Standard & Poor’s Corporation or Baa3 by Moody’s Investors Services, Inc. (or a similar rating by

26	Managers Investment Group

Additional Practices/Risks

any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

•	the risk of a bond’s issuer defaulting on principal or interest payments is greater than on higher quality bonds; and

•	issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

Initial Public Offerings. Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

International Exposure. Many U.S. companies in which the Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of a Fund’s shares.

Repurchase Agreements. Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Restricted and Illiquid Securities. Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

U.S. Government Securities. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Bank (“FHLBs”), are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

When-Issued Securities. Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds. Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date.

Managers Investment Group	27

Financial Highlights For a share outstanding throughout each fiscal year/period ended December 31,	About Your Investment

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand the Funds’ financial performance for the prior fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose reports are included in the Funds’ Annual Report, which is available upon request.

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the following pages.

[1]	Total return and net investment income for the Funds would have been lower had certain expenses not been offset.

[2]	Amount calculated is less than $0.005 per share.

[3]	Per share numbers have been calculated using average shares.

28	Managers Investment Group

About Your Investment	Financial Highlights For a share outstanding throughout each fiscal year/period ended December 31,

	Class A Shares					Class B Shares
20 Fund	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$5.20	$5.48	$3.51	$6.12	$11.76	$4.98	$5.27	$3.39	$5.95	$11.48
Income from Investment Operations:
Net investment loss	(0.05)[3]	(0.05)	(0.05)	(0.07)	(0.08)	(0.11)[3]	(0.08)	(0.07)	(0.10)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.22)	(0.23)	2.02	(2.54)	(5.56)	(0.18)	(0.21)	1.95	(2.46)	(5.40)
Total from investment operations	(0.27)	(0.28)	1.97	(2.61)	(5.64)	(0.29)	(0.29)	1.88	(2.56)	(5.53)
Less Distributions to Shareholders from
Net realized gain on investments	—	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	—	—	—	—	—	—	—	—	—	—
Net Asset Value, End of Year	$4.93	$5.20	$5.48	$3.51	$6.12	$4.69	$4.98	$5.27	$3.39	$5.95
Total Return[1]	(5.19)%	(5.11)%	56.13%	(42.65)%	(47.96)%	(5.82)%	(5.50)%	55.46%	(43.03)%	(48.17)%
Ratio of net expenses to average net assets[1]	1.58%	1.75%	1.75%	1.75%	1.67%	2.24%	2.25%	2.25%	2.25%	2.17%
Ratio of total expenses to average net assets[1]	1.85%	2.07%	1.97%	1.82%	1.67%	2.51%	2.57%	2.47%	2.32%	2.17%
Ratio of net investment loss to average net assets	(0.81)%	(0.74)%	(1.15)%	(1.19)%	(1.19)%	(1.47)%	(1.24)%	(1.65)%	(1.69)%	(1.69)%
Portfolio turnover	17%	35%	9%	9%	8%	17%	35%	9%	9%	8%
Net assets at end of year (000’s omitted)	$3,499	$5,064	$7,956	$8,778	$23,948	$7,835	$13,007	$19,724	$16,197	$46,136

	Class C Shares					Institutional Class Shares
20 Fund	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$5.00	$5.29	$3.40	$5.98	$11.52	$5.28	$5.54	$3.53	$6.13	$11.70
Income from Investment Operations:
Net investment loss	(0.10)[3]	(0.08)	(0.07)	(0.10)	(0.12)	(0.01)[3]	(0.01)	(0.01)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.19)	(0.21)	1.96	(2.48)	(5.42)	(0.25)	(0.25)	2.02	(2.56)	(5.52)
Total from investment operations	(0.29)	(0.29)	1.89	(2.58)	(5.54)	(0.26)	(0.26)	2.01	(2.60)	(5.57)
Less Distributions to Shareholders from
Net realized gain on investments	—	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	—	—	—	—	—	—	—	—	—	—
Net Asset Value, End of Year	$4.71	$5.00	$5.29	$3.40	$5.98	$5.02	$5.28	$5.54	$3.53	$6.13
Total Return[1]	(5.80)%	(5.48)%	55.13%	(42.98)%	(48.09)%	(4.92)%	(4.69)%	56.94%	(42.41)%	(47.61)%
Ratio of net expenses to average net assets[1]	2.24%	2.25%	2.25%	2.25%	2.17%	1.24%	1.25%	1.25%	1.25%	1.17%
Ratio of total expenses to average net assets[1]	2.51%	2.57%	2.47%	2.32%	2.17%	1.51%	1.59%	1.47%	1.32%	1.17%
Ratio of net investment loss to average net assets	(1.47)%	(1.24)%	(1.65)%	(1.69)%	(1.69)%	(0.48)%	(0.19)%	(0.65)%	(0.69)%	(0.69)%
Portfolio turnover	17%	35%	9%	9%	8%	17%	35%	9%	9%	8%
Net assets at end of year (000’s omitted)	$6,605	$11,073	$18,038	$15,359	$40,383	$4,278	$8,487	$10,206	$7,988	$20,149

Managers Investment Group	29

Financial Highlights For a share outstanding throughout each fiscal year/period ended December 31,	About Your Investment

	Class A Shares					Class B Shares
Mid-Cap Fund	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.10	$10.36	$7.58	$8.79	$9.86	$11.59	$9.98	$7.33	$8.54	$9.63
Income from Investment Operations:
Net investment loss	(0.01)[3]	(0.02)	(0.01)	(0.01)	(0.01)	(0.06)[3]	(0.07)	(0.05)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	1.39	1.76	2.79	(1.20)	(1.06)	1.29	1.68	2.70	(1.15)	(1.04)
Total from investment operations	1.38	1.74	2.78	(1.21)	(1.07)	1.23	1.61	2.65	(1.21)	(1.09)
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	—	(0.00)[2]	—	—	—	—	(0.00)[2]
Total distributions to shareholders	—	—	—	—	(0.00)	—	—	—	—	(0.00)
Net Asset Value, End of Year	$13.48	$12.10	$10.36	$7.58	$8.79	$12.82	$11.59	$9.98	$7.33	$8.54
Total Return[1]	11.32%	16.80%	36.68%	(13.77)%	(10.93)%	10.61%	16.13%	36.15%	(14.17)%	(11.30)%
Ratio of net expenses to average net assets[1]	1.33%	1.41%	1.50%	1.50%	1.50%	1.99%	1.90%	2.00%	2.00%	2.00%
Ratio of total expenses to average net assets[1]	1.45%	1.68%	1.63%	1.59%	1.60%	2.11%	2.18%	2.13%	2.09%	2.10%
Ratio of net investment loss to average net assets	(0.13)%	(0.16)%	(0.14)%	(0.09)%	(0.08)%	(0.79)%	(0.67)%	(0.64)%	(0.59)%	(0.58)%
Portfolio turnover	84%	90%	109%	108%	120%	84%	90%	109%	108%	120%
Net assets at end of year (000’s omitted)	$8,712	$9,168	$9,741	$7,290	$14,268	$15,512	$17,226	$17,052	$15,956	$22,075

	Class C Shares					Institutional Class Shares
Mid-Cap Fund	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$11.60	$9.99	$7.34	$8.55	$9.63	$12.70	$10.82	$7.87	$9.09	$10.16
Income from Investment Operations:
Net investment income (loss)	(0.06)[3]	(0.08)	(0.05)	(0.06)	(0.04)	0.10[3]	0.04	0.03	0.04	0.03
Net realized and unrealized gain (loss) on investments	1.29	1.69	2.70	(1.15)	(1.04)	1.39	1.84	2.92	(1.25)	(1.09)
Total from investment operations	1.23	1.61	2.65	(1.21)	(1.08)	1.49	1.88	2.95	(1.21)	(1.06)
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	—	—	—	—	(0.01)	(0.01)
Net realized gain on investments	—	—	—	—	(0.00)[2]	—	—	—	—	(0.00)[2]
Total distributions to shareholders	—	—	—	—	(0.00)	—	—	—	(0.01)	(0.01)
Net Asset Value, End of Year	$12.83	$11.60	$9.99	$7.34	$8.55	$14.19	$12.70	$10.82	$7.87	$9.09
Total Return[1]	10.60%	16.12%	36.10%	(14.15)%	(11.19)%	11.74%	17.37%	37.51%	(13.33)%	(10.38)%
Ratio of net expenses to average net assets[1]	1.99%	1.91%	2.00%	2.00%	2.00%	0.99%	0.90%	1.00%	1.00%	1.00%
Ratio of total expenses to average net assets[1]	2.11%	2.18%	2.13%	2.09%	2.10%	1.11%	1.18%	1.13%	1.09%	1.10%
Ratio of net investment income (loss) to average net assets	(0.79)%	(0.67)%	(0.64)%	(0.59)%	(0.57)%	0.21%	0.33%	0.36%	0.41%	0.42%
Portfolio turnover	84%	90%	109%	108%	120%	84%	90%	109%	108%	120%
Net assets at end of year (000’s omitted)	$13,845	$15,393	$16,576	$16,329	$20,055	$59,571	$60,656	$64,225	$62,544	$87,671

30	Managers Investment Group

About Your Investment	Financial Highlights For a share outstanding throughout each fiscal year/period ended December 31,

	Class A Shares					Class B Shares
Balanced Fund	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$11.24	$10.42	$8.62	$10.13	$11.08	$11.06	$10.26	$8.49	$9.98	$10.92
Income from Investment Operations:
Net investment income	0.17	0.17	0.22	0.24	0.25	0.09	0.34	0.16	0.18	0.20
Net realized and unrealized gain (loss) on investments	0.30	0.81	1.81	(1.49)	(0.96)	0.30	0.80	1.79	(1.45)	(0.94)
Total from investment operations	0.47	0.98	2.03	(1.25)	(0.71)	0.39	1.14	1.95	(1.27)	(0.74)
Less Distributions to Shareholders from:
Net investment income	(0.16)	(0.16)	(0.23)	(0.26)	(0.24)	(0.09)	(0.34)	(0.18)	(0.22)	(0.20)
Total distributions to shareholders	(0.16)	(0.16)	(0.23)	(0.26)	(0.24)	(0.09)	(0.34)	(0.18)	(0.22)	(0.20)
Net Asset Value, End of Year	$11.55	$11.24	$10.42	$8.62	$10.13	$11.36	$11.06	$10.26	$8.49	$9.98
Total Return[1]	4.24%	9.45%	23.85%	(12.47)%	(6.37)%	3.53%	11.11%	23.42%	(12.89)%	(6.79)%
Ratio of net expenses to average net assets[1]	1.31%	1.47%	1.50%	1.50%	1.50%	1.98%	1.97%	2.00%	2.00%	2.00%
Ratio of total expenses to average net assets[1]	1.85%	2.05%	1.73%	1.68%	1.68%	2.52%	2.57%	2.23%	2.18%	2.18%
Ratio of net investment income to average net assets	1.45%	1.46%	2.21%	2.62%	2.43%	0.79%	0.97%	1.71%	2.12%	1.93%
Portfolio turnover	53%	85%	91%	183%	226%	53%	85%	91%	183%	226%
Net assets at end of year (000’s omitted)	$1,677	$2,366	$3,448	$4,205	$22,802	$9,692	$11,090	$12,134	$12,345	$20,279

	Class C Shares					Institutional Class Shares
Balanced Fund	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$11.16	$10.35	$8.56	$10.06	$11.01	$11.33	$10.50	$8.68	$10.22	$11.17
Income from Investment Operations:
Net investment income	0.09	0.11	0.16	0.18	0.19	0.18	0.21	0.27	0.28	0.31
Net realized and unrealized gain (loss) on investments	0.30	0.81	1.81	(1.46)	(0.94)	0.31	0.83	1.83	(1.50)	(0.96)
Total from investment operations	0.39	0.92	1.97	(1.28)	(0.75)	0.49	1.04	2.10	(1.22)	(0.65)
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.11)	(0.18)	(0.22)	(0.20)	(0.18)	(0.21)	(0.28)	(0.32)	(0.30)
Total distributions to shareholders	(0.09)	(0.11)	(0.18)	(0.22)	(0.20)	(0.18)	(0.21)	(0.28)	(0.32)	(0.30)
Net Asset Value, End of Year	$11.46	$11.16	$10.35	$8.56	$10.06	$11.64	$11.33	$10.50	$8.68	$10.22
Total Return[1]	3.49%	8.88%	23.38%	(12.94)%	(6.77)%	4.57%	10.04%	24.51%	(12.06)%	(5.83)%
Ratio of net expenses to average net assets[1]	1.98%	1.97%	2.00%	2.00%	2.00%	0.98%	0.97%	1.00%	1.00%	1.00%
Ratio of total expenses to average net assets[1]	2.52%	2.56%	2.23%	2.18%	2.18%	1.52%	1.57%	1.23%	1.18%	1.18%
Ratio of net investment income to average net assets	0.79%	0.97%	1.71%	2.12%	1.93%	1.80%	1.98%	2.71%	3.12%	2.93%
Portfolio turnover	53%	85%	91%	183%	226%	53%	85%	91%	183%	226%
Net assets at end of year (000’s omitted)	$5,081	$6,377	$8,537	$13,026	$28,946	$7,501	$8,111	$8,104	$8,609	$16,912

Managers Investment Group	31

Financial Highlights For a share outstanding throughout each fiscal year/period ended December 31,	About Your Investment

	Class A Shares					Class B Shares
High Yield Fund	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$8.67	$8.46	$7.08	$7.76	$8.20	$8.60	$8.40	$7.04	$7.71	$8.16
Income from Investment Operations:
Net investment income	0.57	0.67	0.64	0.80	0.79	0.51	0.60	0.60	0.75	0.76
Net realized and unrealized gain (loss) on investments	(0.37)	0.19	1.39	(0.70)	(0.41)	(0.38)	0.21	1.38	(0.67)	(0.43)
Total from investment operations	0.20	0.86	2.03	0.10	0.38	0.13	0.81	1.98	0.08	0.33
Less Distributions to Shareholders from:
Net investment income	(0.57)	(0.65)	(0.65)	(0.78)	(0.82)	(0.51)	(0.61)	(0.62)	(0.75)	(0.78)
Total distributions to shareholders	(0.57)	(0.65)	(0.65)	(0.78)	(0.82)	(0.51)	(0.61)	(0.62)	(0.75)	(0.78)
Net Asset Value, End of Year	$8.30	$8.67	$8.46	$7.08	$7.76	$8.22	$8.60	$8.40	$7.04	$7.71
Total Return[1]	2.37%	10.62%	29.73%	1.85%	4.78%	1.59%	10.07%	29.01%	1.49%	4.17%
Ratio of net expenses to average net assets[1]	1.22%	1.40%	1.40%	1.40%	1.40%	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of total expenses to average net assets[1]	1.59%	1.72%	1.63%	1.61%	1.61%	2.27%	2.27%	2.13%	2.11%	2.11%
Ratio of net investment income to average net assets	6.64%	7.68%	8.10%	10.86%	9.95%	5.96%	7.18%	7.60%	10.36%	9.45%
Portfolio turnover	63%	74%	138%	229%	197%	63%	74%	138%	229%	197%
Net assets at end of year (000’s omitted)	$20,478	$16,612	$24,693	$44,059	$27,712	$17,782	$27,287	$35,695	$35,654	$48,857

	Class C Shares					Institutional Class Shares
High Yield Fund	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$8.59	$8.39	$7.03	$7.70	$8.15	$8.74	$8.52	$7.13	$7.79	$8.24
Income from Investment Operations:
Net investment income	0.51	0.60	0.60	0.75	0.75	0.60	0.73	0.68	0.84	0.82
Net realized and unrealized gain (loss) on investments	(0.38)	0.21	1.37	(0.67)	(0.42)	(0.38)	0.18	1.40	(0.68)	(0.41)
Total from investment operations	0.13	0.81	1.97	0.08	0.33	0.22	0.91	2.08	0.16	0.41
Less Distributions to Shareholders from:
Net investment income	(0.51)	(0.61)	(0.61)	(0.75)	(0.78)	(0.60)	(0.69)	(0.69)	(0.82)	(0.86)
Total distributions to shareholders	(0.51)	(0.61)	(0.61)	(0.75)	(0.78)	(0.60)	(0.69)	(0.69)	(0.82)	(0.86)
Net Asset Value, End of Year	$8.21	$8.59	$8.39	$7.03	$7.70	$8.36	$8.74	$8.52	$7.13	$7.79
Total Return[1]	1.60%	10.08%	29.04%	1.49%	4.18%	2.60%	10.69%	30.30%	2.64%	5.15%
Ratio of net expenses to average net assets[1]	1.90%	1.90%	1.90%	1.90%	1.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of total expenses to average net assets[1]	2.27%	2.27%	2.13%	2.11%	2.11%	1.27%	1.26%	1.13%	1.11%	1.11%
Ratio of net investment income to average net assets	5.97%	7.17%	7.60%	10.36%	9.45%	6.96%	8.00%	8.60%	11.36%	10.45%
Portfolio turnover	63%	74%	138%	229%	197%	63%	74%	138%	229%	197%
Net assets at end of year (000’s omitted)	$7,934	$10,474	$13,833	$16,538	$25,532	$3,440	$4,725	$15,469	$9,648	$11,913

32	Managers Investment Group

About Your Investment	Financial Highlights For a share outstanding throughout each fiscal year/period ended December 31,

	Class A Shares					Class B Shares
Fixed Income	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$10.62	$10.56	$10.05	$10.14	$9.94	$10.56	$10.51	$10.02	$10.10	$9.91
Income from Investment Operations:
Net investment income	0.53	0.49	0.52	0.56	0.55	0.46	0.43	0.48	0.50	0.51
Net realized and unrealized gain (loss) on investments	(0.25)	0.07	0.53	(0.06)	0.30	(0.25)	0.07	0.50	(0.04)	0.29
Total from investment operations	0.28	0.56	1.05	0.50	0.85	0.21	0.50	0.98	0.46	0.80
Less Distributions to Shareholders from:
Net investment income	(0.54)	(0.50)	(0.54)	(0.59)	(0.55)	(0.47)	(0.45)	(0.49)	(0.54)	(0.51)
Net realized gain on investments	—	—	—	—	(0.10)	—	—	—	—	(0.10)
Total distributions to shareholders	(0.54)	(0.50)	(0.54)	(0.59)	(0.65)	(0.47)	(0.45)	(0.49)	(0.54)	(0.61)
Net Asset Value, End of Year	$10.36	$10.62	$10.56	$10.05	$10.14	$10.30	$10.56	$10.51	$10.02	$10.10
Total Return[1]	2.68%	5.44%	10.67%	5.11%	8.66%	2.01%	4.90%	10.09%	4.64%	8.16%
Ratio of net expenses to average net assets[1]	0.81%	1.02%	1.10%	1.10%	1.13%	1.49%	1.54%	1.60%	1.60%	1.60%
Ratio of total expenses to average net assets[1]	1.27%	1.48%	1.33%	1.32%	1.33%	1.95%	1.99%	1.84%	1.82%	1.80%
Ratio of net investment income to average net assets	4.65%	4.56%	5.02%	5.73%	5.44%	3.96%	4.04%	4.52%	5.23%	4.98%
Portfolio turnover	24%	79%	315%	438%	744%	24%	79%	315%	438%	744%
Net assets at end of year (000’s omitted)	$7,591	$5,723	$7,936	$15,455	$65,303	$16,837	$20,063	$28,560	$35,087	$38,793

	Class C Shares					Institutional Class Shares
Fixed Income	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$10.63	$10.58	$10.07	$10.15	$9.95	$10.66	$10.61	$10.10	$10.17	$9.98
Income from Investment Operations:
Net investment income	0.46	0.43	0.47	0.50	0.51	0.56	0.54	0.58	0.61	0.61
Net realized and unrealized gain (loss) on investments	(0.26)	0.07	0.52	(0.04)	0.30	(0.25)	0.07	0.52	(0.04)	0.28
Total from investment operations	0.20	0.50	0.99	0.46	0.81	0.31	0.61	1.10	0.57	0.89
Less Distributions to Shareholders from:
Net investment income	(0.47)	(0.45)	(0.48)	(0.54)	(0.51)	(0.57)	(0.56)	(0.59)	(0.64)	(0.60)
Net realized gain on investments	—	—	—	—	(0.10)	—	—	—	—	(0.10)
Total distributions to shareholders	(0.47)	(0.45)	(0.48)	(0.54)	(0.61)	(0.57)	(0.56)	(0.59)	(0.64)	(0.70)
Net Asset Value, End of Year	$10.36	$10.63	$10.58	$10.07	$10.15	$10.40	$10.66	$10.61	$10.10	$10.17
Total Return[1]	1.90%	4.85%	10.11%	4.69%	8.26%	2.91%	5.99%	11.17%	5.75%	9.20%
Ratio of net expenses to average net assets[1]	1.49%	1.54%	1.60%	1.60%	1.60%	0.49%	0.50%	0.60%	0.60%	0.60%
Ratio of total expenses to average net assets[1]	1.95%	1.99%	1.84%	1.82%	1.80%	0.95%	0.97%	0.84%	0.82%	0.80%
Ratio of net investment income to average net assets	3.96%	4.04%	4.52%	5.23%	4.98%	4.96%	5.09%	5.52%	6.23%	5.98%
Portfolio turnover	24%	79%	315%	438%	744%	24%	79%	315%	438%	744%
Net assets at end of year (000’s omitted)	$11,480	$13,703	$20,009	$35,719	$57,239	$25,641	$24,559	$23,763	$30,711	$48,376

Managers Investment Group	33

Your Account	About Your Investment

YOUR ACCOUNT

You may invest in the Funds by purchasing either Class A, Class B, Class C or Institutional Class shares. Each Class of shares is subject to a minimum initial investment amount, as described below. Each Class is subject to different types and levels of sales charges and bears a different level of expenses. The Class A, Class B and Class C shares of the Funds are subject to the expenses of a plan of distribution adopted by the Board of Trustees, which may result in Class A, Class B and Class C shares experiencing a lower total return than the Institutional Class shares. The net asset value per share of the four Classes may also differ. In all other material respects, the Class A, Class B, Class C and Institutional Class shares are the same, each share representing a proportionate interest in the Fund. As an investor, you pay no charges to transfer within the Managers Family of Funds.

Your purchase or redemption of Fund shares is based on each Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Fair Value Policy

Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. A Fund will use the fair value of a portfolio investment to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. Below-investment grade fixed income securities may be susceptible to stale prices. Because Managers High Yield Fund and Managers Fixed Income Fund may invest significant portions of their respective assets in below-investment grade income securities, the Board of Trustees has adopted procedures to adjust prices of below-investment grade securities judged to be stale so that they reflect fair value.

An investment valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures.

Minimum Investments in the Funds

Cash investments in the Funds must be in U.S. dollars. Third-party and “starter checks” are not accepted for the initial investment in the Funds or for any additional investments.

34	Managers Investment Group

About Your Investment	Your Account

The table below provides the minimum initial and additional investments in the Funds for Class A, B and C shares. The minimum initial and additional investments for Institutional Class shares are $2,500,000 and $1,000, respectively.

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; and current or retired officers, directors and employees of AMG and certain participating affiliated companies of AMG, the immediate family members of any such officer, director or employee (including parents, grandparents, spouse, children, grandchildren, siblings, father/mother-in-law, sister/brother-in-law, daughter/son- in-law, nieces, nephews and domestic partners), and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Funds or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

Maximum Investments in Class C Shares

Purchase orders for Class C shares of the Fund will be refused when the total value of the purchase, plus the value of existing investments in the Managers Family of Funds, is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more in the Managers Family of Funds should consider whether Class A shares would be more advantageous and should consult their registered financial professional.

If you invest through a third party such as a bank, broker-dealer or other financial intermediary, rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with national brokerage firms, which limit the transaction fees for the shareholder and may pay fees to these firms for participation in these programs.

	Initial Investment	Additional Investment
Regular Accounts	$2,000	$100
IRA Accounts	$1,000	$100

Managers Investment Group	35

Your Account	About Your Investment

SHARE CLASSES

Investors may choose from four classes of shares in each of the Funds. The classes differ in the way they deal with sales charges and Fund expenses. Four important considerations in choosing a share class are the amount you plan to invest, your investment objectives, the class’ expenses and charges, and how long you intend to keep the money invested. We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.

Class A Shares

Carry a maximum up-front sales charge of 5.75% of your investment (5.00% maximum for the Managers Fixed Income Fund), depending on the size of your investment.

Have lower operating expenses than Class B or Class C shares. This means an investment in Class A shares will have higher annual returns than a comparable investment in Class B or C shares.

Distribution (12b-1) Fees for the Class A shares = 0.25%.

Class B Shares

Have no up-front sales charge, but require that you pay a surrender charge (referred to as a contingent-deferred sales charge (CDSC)) on shares you sell (or on shares you exchange for shares of a fund that are not subject to a sales charge). These charges start at 5.00% of the amount of the purchase or sale, whichever is less, if you redeem shares within one year of your purchase. The CDSC gradually declines each year thereafter, according to the schedule below until reaching zero in the seventh year after your purchase.

Convert to an equal dollar value of Class A shares at the end of the eighth year after purchase, with lower ongoing operating expenses.

Distribution (12b-1) Fees for the Class B shares = 1.00%.

Class C Shares

Have no up-front sales charge, but require that you pay a CDSC of 1.00% of the amount of the purchase or sale, whichever is less, when you redeem shares (or exchange shares for shares of a fund that are not subject to a sales charge) within one year of your purchase.

Convert to an equal dollar value of Class A shares at the end of the tenth year after purchase, with lower ongoing operating expenses.

Distribution (12b-1) Fees for the Class C shares = 1.00%.

Institutional Class Shares

Have no up-front sales charge or Distribution (12b-1) Fees.

ABOUT 12b-1 FEES

Each Fund has adopted a plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows a Fund to pay fees for the sale and distribution of its shares and for servicing shareholders. 12b-1 fees paid to the Distributor may be used to cover the Funds’ sales, marketing and promotional expenses. Because they are paid out of the Funds’ net assets on an ongoing basis, they increase the cost of your investment the longer you hold it and may end up costing you more than other types of sales charges. We cover the complete details of each share class in the following sections.

36	Managers Investment Group

About Your Investment	Your Account

SHARE CLASS SALES CHARGES

Class A Shares

The price of Class A shares equals a Fund’s current share price, or NAV, plus an initial sales charge that varies according to the amount you invest, as shown in the chart below.

All Funds except for Managers Fixed Income Fund

	your initial sales charge as a % of the share price is:	your initial sales charge as a % of the total you invested is:	the one-time dealer allowance as a % of share price is:
If the amount of your purchase is...
Less than $25,000	5.75	6.10	5.00
$25,000 to $49,999	5.00	5.26	4.25
$50,000 to $99,999	4.50	4.71	3.75
$100,000 to $249,999	3.50	3.63	2.75
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	1.50	1.52	1.20
$1,000,000 or more	None	None	None

Class A – Managers Fixed Income Fund
If the amount of your purchase is...
Less than $50,000	5.00	5.56	4.50
$50,000 to $99,999	4.50	4.71	3.75
$100,000 to $249,999	3.50	3.63	2.75
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	1.50	1.52	1.20
$1,000,000 or more	None	None	None

Managers Investment Group	37

Your Account	About Your Investment

You may be able to reduce the initial sales charge on your purchase of Class A shares as follows:

We will add the value, at the then current net asset value, of any existing investments in the Managers Family of Funds to the amount of your investment to determine the sales charge. You may add funds held for your benefit by fiduciaries to be considered in calculating sales charges on your purchase. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of any other investments in the Managers Family of Funds that you own.

If you agree by letter of intent to invest a definite amount in Class A shares of a Fund over the 13 months following your first purchase, we will calculate the initial sales charge as if you purchased all the shares at one time. You could reduce sales charges still further by including investments in other funds in the Managers Family of Funds in the letter of intent.

Consult your registered financial professional, the Funds’ SAI or the Funds’ website (www.managersinvest. com) for further details on our Class A share cost reduction programs.

The initial sales charge on Class A shares may be waived for investments by certain eligible investors, including the following: omnibus accounts established with respect to certain tax-qualified employee benefit plans; accounts established by financial intermediaries that have selling agreements with the Distributor, services agreements with the Investment Manager or that maintain net asset value purchase programs; current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors and employees of AMG and certain participating affiliated companies of AMG, the immediate family members of any such officer, director or employee (including parents, grandparents, spouse, children, grandchildren, siblings, father/mother-in-law, sister/brother-in-law, daughter/son-in-law, nieces, nephews and domestic partners), and a trust or plan established primarily for the benefit of any of the foregoing persons; certain charitable or governmental organizations; investment advisors making purchases for their own accounts or the accounts of advisory clients; bank trust departments or trust companies purchasing on behalf of trust or fiduciary accounts; and wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee. Consult your financial professional, or the SAI for the Funds, for further details about front-end sales charge waivers for purchases of Class A shares by certain eligible investors.

You may reinstate your Fund investment at any time within 180 calendar days after you sell your shares. That means you may reinvest the amount you received from the sale of your shares without any up-front sales charge. You may exercise this reinvestment privilege only once per Fund investment and it may be subject to other restrictions.

Class B Shares

Class B shares have no up-front sales charges. Your entire amount invested purchases Fund shares at the Fund’s NAV. Instead, you pay:

Higher annual expenses than Class A shares on your investment for the eight years after your purchase.

A CDSC on shares you sell (or exchange for shares of a fund that are not subject to a sales charge) within six years of your purchase.

We base the sales charge on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower. The amount of the CDSC declines the longer you own your shares, reaching zero after six years from the date of purchase:

you pay this % on the total amount of the sale:
If you sell shares during .
The first year after purchase	5.00
The second year after purchase	4.00
The third year after purchase	3.00
The fourth year after purchase	3.00
The fifth year after purchase	2.00
The sixth year after purchase	1.00
The seventh year after purchase	0.00
The eighth year after purchase	0.00

At the end of the eighth year after your purchase, your Class B shares automatically convert to Class A shares of equal value. This means the shares will have lower ongoing annual expenses from that point forward.

38	Managers Investment Group

About Your Investment	Your Account

Please note:

1.	Class B share purchases may not exceed $50,000.

2.	In calculating the CDSC, we consider any shares purchased during a month as purchased on the first day of the month.

3.	Any shares you purchase by reinvesting the dividends and capital gains distributions from your Class B shares do not carry a CDSC.

4.	When you place an order to sell or exchange Class B shares, we automatically sell or exchange the shares, if any, that have no CDSC first.

5.	You may reinstate your Fund investment anytime within 180 calendar days after you sell or exchange your shares. That means we will reimburse up to the full amount of any CDSC you paid, depending on how much you reinvest. You may exercise this reinvestment privilege only once per Fund investment and it may be subject to other restrictions.

Class C Shares

Class C shares have no up-front sales charge. However, you will pay a CDSC of 1.00% on Class C shares you sell (or on Class C shares you exchange for shares of a fund that are not subject to a sales charge) within one year of your purchase. We base the CDSC, if applicable, on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower.

Class C shares have higher annual expenses than Class A shares.

Convert to an equal dollar value of Class A shares at the end of the tenth year after purchase, with lower ongoing operating expenses.

Similarities with Class B shares: We base the CDSC on the price of the shares at the time you bought them or their price at the time you sell, whichever is lower. See 2, 3, 4 and 5 in “Class B Shares” above for other similarities.

Institutional Class Shares

Institutional Class shares have no up-front sales charges or CDSC, nor do they pay any Distribution (12b-1) fees.

A CLOSER LOOK AT CONTINGENT DEFERRED SALES CHARGES (CDSC’s)

To minimize the amount of the CDSC you may pay when you sell your shares, the Funds assume that shares acquired through reinvested dividends and capital gains distributions (which are not subject to CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order in which they were purchased (oldest to newest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

The Fund or the Distributor may, in its discretion, waive the CDSC at any time, including in connection with the following circumstances: certain benefit payments and mandatory withdrawals under retirement plans; death or disability of the shareholder; and payments under a qualifying Systematic Withdrawal Plan. Consult your financial professional, or the SAI for the Fund, for further details about CDSC waivers.

You will not pay a CDSC when you exchange shares of the Funds to buy the same class of shares of any other fund in the Managers Family of Funds. For the purpose of calculating the CDSC when you sell the shares that you acquired by exchanging shares of the Funds, it will be assumed that you held the shares from the date you originally purchased the shares you exchanged.

Managers Investment Group	39

Your Account	About Your Investment

DISTRIBUTION AND SERVICE PLANS

The Funds have adopted Distribution and Service Plans (12b-l Plans) for Class A, Class B and Class C shares to compensate the Distributor for its distribution and marketing services and for servicing of shareholder accounts. The distribution and service fees are paid out of the assets of each share class on an ongoing basis and will increase the cost of your investment.

Class A Shares

For all the Funds, fees paid to the Distributor may not exceed 0.25% annually of the Fund’s average daily net assets.

Class B and Class C Shares

Fees paid to the Distributor may not exceed 1.00% annually of each Fund’s average daily net assets. The Distributor may make payments to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and sales-related costs. The payments for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value.

Payments to Broker/Dealers and Financial Intermediaries

Class A Shares

The selling broker/dealer may retain the portion of the front-end sales charge you pay on these shares identified as the dealer allowance in the table of “Share Class Sales Charges” above.

Class B Shares

These shares have no up-front sales charges and the Distributor pays the seller 4.00% of the purchase amount.

Class C Shares

These shares have no up-front sales charges and the Distributor pays the selling broker/dealer 1.00% of the purchase amount.

We use part of the proceeds from the CDSC (applicable to shares sold within one year of purchase) and the 12b-l fee to defray this payment.

40	Managers Investment Group

About Your Investment	How to Sell Shares

HOW TO PURCHASE SHARES

Managers Funds

You may purchase shares of the Funds once you have established an account with the Trust, of which each Fund is a series. You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed application to the Trust in good order with your initial investment. An application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

Through your Investment Advisor

Contact your investment advisor or other investment professional.

By Mail

For your initial purchase, complete the account application. Mail the application and a check payable to Managers to:

Managers

c/o PFPC, Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

To purchase additional shares, send a letter of instruction and a check payable to Managers to the above address. Include your account number and Fund name on your check.

By Telephone

If your account has already been established, call the Transfer Agent at (800) 548-4539.

By Wire

Instruct your bank to wire the money to PNC Bank, N.A., Philadelphia, Pennsylvania, ABA#031000053; FFC To: 8614972935; Managers: Attn: Control Department; FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service. Please call (800) 548-4539 if you have questions.

By Internet

If your account has already been established, see our website at http://www.managersinvest.com.

Please indicate which class os shares you are buying—Class A, B, C, or Institutional—when you place your order.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Managers Investment Group	41

How to Purchase Shares	About Your Investment

HOW TO SELL SHARES

Managers Funds

You may sell your shares at any time. Your shares will be sold based on the NAV next calculated after the Funds’ Transfer Agent receives your order in proper form. Each Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization before 4:00 p.m.

Through your Investment Advisor

Contact your investment advisor or other investment professional.

By Mail

Write a letter of instruction containing:

•	the name of the Fund(s)

•	dollar amount or number of shares to be sold

•	your name

•	your account number(s)

•	signatures of all account owners

and mail the written instructions to:

Managers

c/o PFPC, Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769.

By Telephone

If you elected telephone redemption privileges on your account application, call us at (800) 548-4539.

By Internet

See our website at http://www.managersinvest.com.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $50,000 and over for Class A, B and C shares require a medallion guarantee. Redemptions of $2,500,000 and over for Institutional Class shares require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). Telephone redemptions are available only for redemptions which are below $50,000 for Class A, B and C shares. Telephone redemptions are available only for redemptions which are below $2,500,000 for Institutional Class shares.

42	Managers Investment Group

About Your Investment

INVESTOR SERVICES

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Funds or another fund in the Managers Family of Funds. You can elect to receive cash.

Automatic Investments allow you to make automatic deductions from a designated bank account.

Automatic Redemptions allow you to make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 548-4539 for more information and an IRA kit.

The Funds have an Exchange Privilege which allows you to exchange your shares of a Fund for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. The value of the shares you are exchanging must meet the minimum purchase requirement of the class of shares of the fund you are exchanging them for. If you exchange Class A shares of a Fund, you will not be charged an initial sales charge on the shares that you are exchanging them for. Except for a CDSC that may be applicable to your exchange of Class B or Class C shares as described above, there is no fee associated with the Exchange Privilege. There may, however, be tax consequences resulting from these exchanges. See Certain Federal Income Tax Information for further information. If you exchange Managers Money Market Fund shares for Class A shares in any Fund, we will assess the applicable sales charge. If you sell Class B shares you acquired through an exchange, we will calculate any CDSC from the date you originally purchased the shares that you exchanged. If you sell Class C shares you acquired through an exchange and you sell them within a year of the exchange, we will calculate any CDSC from the date you originally purchased the shares that you exchanged. We may apply a CDSC on Managers Money Market Fund shares that you sell, if you acquired them through an exchange of Class B or C shares from another Fund. You may exchange Managers Money Market Fund shares that you acquired through an exchange back into your original share class at no additional charge. If you then sell those shares, we will calculate your CDSC from the date you purchased the original shares, not from the date you exchanged the Managers Money Market Fund shares. Normally we will execute the entire transaction in a single business day. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. Except as otherwise described above, when you purchase a fund’s shares by exchange, you do so on the same terms and conditions as any new investment in that fund. The Funds reserve the right to discontinue, alter or limit the Exchange Privilege at any time.

To reduce the volume of mail you receive and minimize the cost to the Funds, only one copy of financial statements, prospectuses, and other regulatory material will be mailed to your household. You can call us at (800) 548-4539, or write to us at the address listed above, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials to your home.

OPERATING POLICIES

The Funds will not be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Funds for instructions.

Each Fund is a series of a “Massachusetts business trust.” The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, establish one or more additional classes of shares of a Fund with different preferences, privileges, and expenses.

The Funds reserve the right to:

•	redeem an account if the value of the account falls below $500 with respect to Class A, Class B or Class

Managers Investment Group	43

About Your Investment

C shares, or falls below $500,000 with respect to Institutional Class shares, due to redemptions upon 60 days’ prior notice and the opportunity to reestablish the account balance;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC;

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse an exchange request if we determine that such request could adversely affect a Fund, including if such person or group has engaged in excessive trading (to be determined in the Investment Manager’s discretion based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading); and

•	terminate or change the exchange privilege upon 60 days’ advance notice to shareholders or impose fees in connection with exchanges or redemptions.

Frequent Trading Policy

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Funds’ portfolio and may increase Fund expenses and negatively impact the Funds’ performance. Managers High Yield Fund may be subject to additional risks of frequent trading activities because the bonds in which it invests tend to be less liquid and their prices more volatile than those of other fixed income securities. As a result, Managers High Yield Fund may be a target for investors who believe that these securities present price arbitrage opportunities. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ Transfer Agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Funds’ Transfer Agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Funds reserve the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Funds and their respective shareholders. Transactions accepted by a financial intermediary in violation of the Funds’ frequent trading policies are not deemed accepted by the Fund and may be rejected by the Fund on the next business day following receipt by the financial intermediary.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. For example, although the Funds seek to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds, and as a result the Funds’ ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness or ability of such intermediaries to monitor for these activities.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

44	Managers Investment Group

About Your Investment

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for Managers 20 Fund and Managers Mid-Cap Fund are normally declared and paid annually. Income dividends, if any, for the Managers Balanced Fund are normally declared and paid quarterly. Income dividends, if any, for the Managers High Yield Fund and Managers Fixed Income Fund are normally declared and paid monthly. Net capital gain distributions, if any, for the Funds are normally declared and paid annually in December. We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

CERTAIN FEDERAL INCOME TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owns or is considered to have owned for one year or less will be taxable as ordinary income. Properly designated distributions of “qualified dividend income” are taxable at the rate applicable to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

A Fund’s investment in certain debt instruments and a Fund’s use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund’s return on those investments would be decreased. If and when a Fund is eligible to elect to “pass through” to you foreign income taxes that it pays and so elects, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, a Fund’s investment in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Funds as an investment through such a plan and the tax treatment of distributions (including distributions

Managers Investment Group	45

About Your Investment

of amounts attributable to an investment in the fund) from such a plan.

Federal law requires each Fund to withhold taxes on distributions and redemption proceeds paid to shareholders who:

•	Fail to provide a social security number or taxpayer identification number;

•	Fail to certify that their social security number or taxpayer identification number is correct; or

•	Fail to certify that they are exempt from withholding.

In addition, each Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

46	Managers Investment Group

About Your Investment	Appendix A

DESCRIPTION OF INDICES

S&P 500 Index

The S&P 500 Index consists of 500 stocks chosen by Standard & Poor’s for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy). It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. As of December 31, 2005, the range of market capitalizations for the S&P 500 Index was $778 million to $370.3 billion.

S&P Midcap 400 Index

The S&P Midcap 400 Index consists of 400 stocks chosen by Standard & Poor’s for market size (generally between $1 billion and $4 billion), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy). As of December 31, 2005, the range of market capitalizations for the S&P Midcap 400 Index was $424 million to $13.7 billion.

Lehman Brothers Aggregate Bond Index

The U.S. Aggregate Index covers the dollardenominated investment-grade fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS passthrough securities, asset-backed securities, and commercial mortgage-based securities.

Merrill Lynch High Yield Master Index II

The Merrill Lynch High Yield Master Index II is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.

Lehman Brothers U.S. Corporate High Yield Index

The U.S. High-Yield Index covers the universe of fixed-rate, non-investment-grade debt. The index was introduced in January 1986, with historical data available from January 1983. Lehman Brothers began publishing returns for this index on a daily basis from September 1, 1998.

Managers Investment Group	47

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FOR MORE INFORMATION

Additional information about each Fund and its investments is available in the Funds’ SAI and Annual and Semi-Annual Reports, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:

1-800-548-4539

By Mail:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

On the Internet:

Electronic copies are available on our website at http://www.managersinvest. com

In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. Information about the Funds including each Fund’s current SAI and Annual and Semi-Annual Reports is on file with the SEC. The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Funds are also available on the EDGAR database of the SEC’s website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by e-mail request to: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 (202-551-8090). Information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Call (202) 551-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-06431

MANAGERS TRUST II

MANAGERS 20 FUND

MANAGERS MID-CAP FUND

MANAGERS BALANCED FUND

MANAGERS HIGH YIELD FUND

MANAGERS FIXED INCOME FUND

Class A

Class B

Class C

Institutional Class

STATEMENT OF ADDITIONAL INFORMATION

DATED May 1, 2006

You can obtain a free copy of the Prospectus of any of these Funds by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at www.managersinvest.com. The Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund’s Prospectus.

The Financial Statements of the Funds, including the Report of Independent Registered Public Accounting Firm, for the fiscal year ended December 31, 2005 included in each Fund’s Annual Report for the fiscal year ended December 31, 2005 are incorporated by reference into this Statement of Additional Information (meaning such documents are legally a part of this Statement of Additional Information). The Annual Report is available without charge by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at www.managersinvest.com

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to Managers 20 Fund (the “20 Fund”), Managers Mid-Cap Fund (the “Mid-Cap Fund”), Managers Balanced Fund (the “Balanced Fund”), Managers High Yield Fund (the “High Yield Fund”) and Managers Fixed Income Fund (the “Fixed Income Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of Managers Trust II (the “Trust”), a Massachusetts business trust, and is part of the Managers Family of Funds. The Trust was organized on October 3, 1991.

This SAI describes the management and operation of each Fund, as well as each Fund’s investment objectives and policies. It should be read in conjunction with each Fund’s current Prospectus. The executive office of the Trust is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager”), an indirect wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadvisor” or “Subadvisors”) to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisors and researches any potential new Subadvisors for the Fund family. See “Management of the Funds.”

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the policies used by each Fund in an attempt to achieve its investment objective as stated in its Prospectus. Each Fund other than the 20 Fund is a diversified open-end management investment company.

Additional Investment Policies

Managers Mid-Cap Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in companies that, at the time of purchase, have market capitalizations between $1 billion and $12 billion. This policy may not be changed without providing Fund shareholders at least 60 days’ prior written notice.

Managers High Yield Fund: Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in below-investment grade bonds. This policy may not be changed without providing Fund shareholders at least 60 days’ prior written notice.

Managers Fixed Income Fund: Under normal circumstances, The Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment-grade debt securities. This policy may not be changed without providing Fund shareholders at least 60 days’ prior written notice.

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

The following are descriptions of the types of securities and instruments that may be purchased by the Funds. The information below does not describe every type of investment, technique or risk to which each Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

(1) Asset-Backed Securities.

Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

(2) Below Investment Grade Debt Securities (“Junk Bonds”).

In General. The Funds (in particular, the High Yield Fund) may invest in below investment grade securities, subject to any limitations set out in the Prospectus and this SAI. Below investment grade securities (also referred to as “high yield securities” or “junk bonds”) are securities rated BB+ or lower by S&P or Ba1 or lower by Moody’s, securities comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities of equivalent quality. See “Description of Bond Ratings Assigned by Standard & Poor’s and Moody’s Investors Service, Inc.” for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Subsequent to purchase by a Fund (except the High Yield Fund), an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund. In such a case, the Fund will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that its holdings do not exceed the applicable limit as set forth in the Prospectus and this SAI.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund’s investment objective may be more dependent on the Subadvisor’s own credit analysis than is the case for higher rated securities. Although the Subadvisor considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Subadvisor performs research and independently assesses the value of particular securities relative to the market. The Subadvisor’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

A Fund’s Subadvisor buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Subadvisor. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

The 20 Fund may invest up to 5% of its total assets in below investment grade securities.

The Mid-Cap Fund may invest up to 5% of its assets in below investment grade securities. The Mid-Cap Fund will not invest in rated fixed income securities which are rated below CCC/Caa.

The Balanced Fund does not intend to invest more than 25% of its total assets (measured at the time of investment) in below investment grade securities. The lowest rating categories in which the Balanced Fund will invest are CCC/Caa.

The High Yield Fund may invest in securities rated as low as C by Moody’s or D by S&P, securities comparably rated by another NRSRO, or unrated securities of equivalent quality.

(3) Borrowing.

Each Fund may borrow from banks and enter into reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of the Fund’s total assets (computed at the time the loan is made) in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. A Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur borrowing costs when it leverages, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the income and appreciation on assets acquired with borrowed funds exceed their borrowing cost, a Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

(4) Cash Equivalents.

Cash equivalents include certificates of deposit, bankers acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) or savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than 9 months. Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security.

Repurchase agreements are subject to certain risks that may adversely affect a Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, the Fund’s ability to dispose of the collateral may be delayed or limited.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

Obligations of Domestic and Foreign Banks—General. Each Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks; provided, however, that the Mid-Cap Fund and Fixed Income Fund may invest in these types of instruments so long as they are U.S. dollar denominated. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations.

Restrictions on Investments in Banking and Savings Industry Obligations. The Funds will not invest in obligations issued by a commercial bank or S&L unless:

1. The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody’s or S&P, or, if the institution has no outstanding securities rated by Moody’s or S&P, it has, in the determination of the Subadvisor, similar creditworthiness to institutions having outstanding securities so rated;

2. In the case of a U.S. bank or S&L, its deposits are federally insured; and

3. In the case of a foreign bank, the security is, in the determination of the Subadvisor, of an investment quality comparable with other debt securities that may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

(5) Collateralized Bond Obligations.

A collateralized bond obligation (“CBO”) is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into “tiers” representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

(6) Commodities.

The Balanced Fund may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to commodities markets. Commodities include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other resources. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

(7) Common Stocks.

Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased.

(8) Convertible Securities.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

(9) Depositary Receipts.

Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. Investing in GDRs and ADRs presents risks not present to the same degree as investing in domestic securities even though the Funds will purchase, sell and be paid dividends on GDRs and ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain of its GDRs or ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. Unsponsored GDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs and ADRs may be less liquid than sponsored GDRs and ADRs. Additionally, there generally is less publicly available information with respect to unsponsored GDRs and ADRs.

(10) Derivative Instruments.

The following describes certain derivative instruments and products in which the Funds may invest and risks associated therewith. The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that the Funds will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. The Funds may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. The Funds may invest in foreign exchange futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may purchase and sell futures contracts on various securities indexes (“Index Futures”), including indexes of U.S. government securities, foreign government securities, equity securities or fixed income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. The Funds may enter into futures contracts for the purchase or sale of fixed income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. The Funds will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Funds may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which a Fund may invest will be developed and traded in the future.

Interest Rate Futures Contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract.

The Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

The Funds may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Fund’s Subadvisor(s), in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

The Funds will only enter into futures contracts and options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of options on futures, for which an established OTC market exists.

Limitations on Use of Futures and Options on Futures. The Funds may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the Commodity Futures Trading Commission), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.

When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s Custodian).

When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

Due to an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), the Funds will not be subject to registration or regulation as a pool operator under the CEA.

Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Balanced Fund may invest in commodity futures contracts and options thereon, in particular, futures contracts on gold. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as gold or other metal commodities, from the other party at a later date at a price and quantity agreed-upon when the contract is made.

There are several additional risks associated with transactions in commodity futures contracts. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Risks Associated with Futures and Option on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Currency Contracts. The Funds (other than the Mid-Cap Fund and the Fixed Income Fund) may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its Custodian securities considered to be liquid by the Fund’s Subadvisor in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

Forward currency contracts are not traded on regulated exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.

A Fund will not (1) commit more than 15% of its total assets computes at market value at the time of commitment to foreign currency futures or forward currency contracts, or (2) enter into a foreign currency contract with a term of greater than one year.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. A Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indexes, futures contracts and foreign currencies.

The Funds may purchase call options for any purpose. For example, a call option may be purchased by a Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium.

The Funds may purchase put options for any purpose. For example, a put option may be purchased by the Fund as a short hedge. The put option enables the Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

The Funds may write call or put options for any purpose. For example, writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss. The Fund will segregate assets or otherwise “cover” written call or put options in accordance with applicable Securities and Exchange Commission (“SEC”) guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the underlying security or instrument at less than its market value. If the call option is an over-the-counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid. Covered call options will generally be written on securities and currencies which, in the opinion of the Fund’s Subadvisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid. A Fund would generally write covered put options in circumstances where the Subadvisor wishes to purchase the underlying security or currency for that Fund’s portfolio at a price lower than the current market price of the security or currency.

The value of an option position will reflect, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the related instrument. The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are considered illiquid by the SEC.

The Funds can use both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. The 20 Fund, the Mid-Cap Fund, the Balanced Fund and the High Yield Fund may use foreign currency options. A Fund may use currency options to cross-hedge or to increase total return when the Fund’s Subadvisor anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two party contracts with negotiated strike prices and expiration dates.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly. If the Subadvisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to risk of loss. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. The Funds may engage in swap transactions, including, but not limited to swap agreements on interest rates, security indexes, specific securities and currency exchange rates.

The Funds may enter into index swap agreements for purposes of attempting to gain exposure to the securities making up an index in a market without actually purchasing those securities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Fund’s Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements will be considered to be illiquid and a Fund’s obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of the Fund’s net assets.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The Funds may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. A Fund will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s Custodian. If a Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one NRSRO at the time of entering into such transaction.

The Funds may seek to protect the value of its investments from interest rate fluctuations by entering into interest rate swaps and the purchase or sale of interest rate caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fund may also enter into these transactions to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as speculative investments.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.

A Fund may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Custodian.

If there is a default by the other party to an interest rate transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

(11) Emerging Market Securities.

The Funds (in particular, the High Yield Fund) may invest some of its assets in the securities of emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries.

These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

(12) Eurodollar and Yankeedollar Obligations.

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.

European Currency Unit Bonds. European Currency Unit Bonds are bonds denominated in European Currency Units (“ECUs”). An ECU is a basket of European currencies which contains the currencies of ten members of the European Community. It is used by members of the European Community to determine their official claims and debts. The ECU may fluctuate in relation to the daily exchange rates of its member’s currencies.

(13) Foreign Securities.

The Funds may invest in foreign securities, subject to any restrictions set out in the Prospectus and this SAI. Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if a Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Subadvisor to be fully exchangeable into U.S. dollars without legal restriction. The Funds may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Funds.

All of the Funds except the Mid-Cap Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated. As a non-fundamental operating policy, the Balanced Fund will not invest more than 50% of its total assets (measured at the time of investment) in foreign securities.

The 20 Fund may invest up to 25% of its total assets in equity and debt securities of foreign issuers. The Fund presently intends to invest in foreign securities only through depositary receipts.

As a non-fundamental policy, the High Yield Fund may invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Fund presently does not intend to invest more than 25% of its total assets in such securities. In addition, the High Yield Fund presently intends to invest in foreign securities only through depositary receipts.

(14) Guaranteed Investment Contracts.

The Funds may enter into agreements known as guaranteed investment contracts (“GICs”) with banks and insurance companies. GICs provide to a Fund a fixed rate of return for a fixed period of time, similar to any fixed-income security. While there is no ready market for selling GICs and they typically are not assignable, a Fund will only invest in GICs if the financial institution permits a withdrawal of the principal (together with accrued interest) after the Fund gives seven days notice. Like any fixed-income security, if market interest rates at the time of such withdrawal have increased from the guaranteed rate, a Fund would be required to pay a premium or penalty upon such withdrawal. If market rates declined, a Fund would receive a premium on withdrawal. Since GICs are considered illiquid, each Fund will not invest more than 15% of its net assets in GICs and other illiquid assets.

(15) Illiquid Securities, Private Placements and Certain Unregistered Securities.

Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. Each Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to these limitations, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor these guidelines on a periodic basis. Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which the Fund believes represents the security’s value should the Fund wish to sell the securities. If a security the Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances, a considerable time may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, a Fund may obtain a less favorable price than when it first decided to sell the security.

(16) Inflation-Linked Bonds.

To the extent they may invest in fixed-income securities, the Funds may invest in inflation-linked bonds, which are issued by the United States government and foreign governments with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

For purposes of understanding, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date, to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

If a Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the “stated redemption price at maturity” of the obligation and its “issue price” as those terms are defined in the Internal Revenue Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

(17) Inverse Floating Obligations.

Inverse floating obligations, also referred to as residual interest bonds, have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency. These obligations entail certain risks. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Subadvisor(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

(18) Investment Company Securities.

Each Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. A Fund may invest in investment companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of certain investment companies, such as closed-end investment companies and ETFs.

The return on a Fund’s investment in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets.

The provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) may impose certain limitations on a Fund’s investments in other investment companies. In particular, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). A Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order.

As an exception to the above, a Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment.

(19) Loan Participations and Assignments.

The High Yield Fund may invest in loan participations or assignments. In purchasing a loan participation or assignment, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be “issuers” of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Fund will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Fund when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Fund as a property owner.

In purchasing a loan participation, a Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Fund may be subject to claims of the lead bank’s creditors. A Fund’s ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Fund will be illiquid and therefore subject to the Fund’s limit on illiquid investments.

(20) Mortgage-Related Securities.

Mortgage-related securities include collateralized mortgage obligations (“CMOs”), mortgage-backed bonds and “pass-throughs.” Pass-throughs, which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”)), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae (“FNMA”) or Freddie Mac (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss.

Stripped Mortgage-Backed Securities. The High Yield Fund may investment in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The High Yield Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as “IOs”) or only the principal portion of the underlying mortgage pools (commonly referred to as “POs”). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the High Yield Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates (“Fannie Maes”) are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

FHLMC Guaranteed Mortgage Pass-Through Certificates. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

Mortgage-Backed Bonds. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss.

Risks Associated with Mortgage-Related Securities. There are certain risks associated with mortgage-related securities such as prepayment risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages.

The Funds may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. Government sponsored corporations or (ii) having a rating of A or higher by Moody’s or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Subadvisor.

In the case of privately issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

The 20 Fund presently does not intend to invest more than 5% of its assets in mortgage-backed securities.

(21) Municipal Bonds.

Each Fund may invest in three types of municipal bonds: General obligation bonds, Revenue bonds and Industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

(22) Pay-In-Kind Bonds.

The Balanced Fund and the High Yield Fund may invest in pay-in-kind bonds. These bonds pay “interest” through the issuance of additional bonds, thereby adding debt to the issuer’s balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and the Fund may obtain no return at all on its investment if the issuer defaults.

The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, a Fund most likely will be required to distribute income accrued with respect to these securities, even though the Fund has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

(23) Preferred Stock.

Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

(24) Reverse Repurchase Agreements and Mortgage Dollar Rolls.

Each Fund may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

The Fund will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether or not to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund and, therefore, a form of leverage which may magnify any gains or losses for the Fund.

(25) Rights and Warrants.

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant.

(26) Securities Lending.

Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to each Fund’s investment policies and restrictions. Any loan of portfolio securities must be secured by collateral that is equal to or greater than the value of the loan. If a borrower defaults, the Fund may use the collateral to satisfy the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on such investments.

(27) Segregated Accounts or Cover.

Each Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, a Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

(28) Short Sales.

A short sale is generally the sale of a security that the seller does not own. In order to engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. A Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, a Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. The Funds may engage in “short sales against the box” which involves selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security.

Short sales that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

(29) Step Down Preferred Securities.

Step down perpetual preferred securities are issued by a real estate investment trust (“REIT”) making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer’s equity holder in the tenth year; both events could be on terms unfavorable to the holder of the preferred securities. The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

(30) Trust Originated Preferred Securities.

The High Yield Fund may invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to a Fund. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.

(31) U.S. Government Securities and Securities of International Organizations.

U.S. Government securities are securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States. Some U.S. Government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association (“GNMA”) certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation (“FHLMC”) are supported by the right of the issuer to borrow from the Treasury; those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. Government is not obligated by law to provide future financial support to the U.S. Government agencies or instrumentalities named above.

Securities issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the “World Bank”), are not U.S. Government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

(32) Variable and Floating Rate Securities and Participation Interests.

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

The Funds may invest in participation interests purchased from banks in variable rate obligations owned by banks. A participation interest gives a Fund an undivided interest in the obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Funds. A Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund’s participation interest in the underlying obligation, plus accrued interest.

(33) When Issued, Delayed Delivery and Forward Commitment Transactions.

Each Fund may purchase securities on a when-issued or delayed delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price. A Fund may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is each Fund’s policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

In connection with these transactions, a Fund will maintain a segregated account with the Custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund holds until the settlement date, in a segregated account, cash or liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in a loss to the Fund of an advantageous return or price. Although a Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Investment Manager and the Subadvisor deem it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

(34) Zero Coupon Bonds.

The 20 Fund, the Balanced Fund and the High Yield Fund may invest in zero coupon securities. “Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute income from zero coupon securities on a current basis, even though it does not receive the income currently. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Each Fund may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell commodities, except the Fund may purchase and sell futures contracts (including futures contracts on commodities) and options thereon.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. (This does not apply to the 20 Fund.)

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Fund’s investment policies.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by Standard & Poor’s and Morgan Stanley Capital International.

Non-Fundamental Investment Restrictions

The following restrictions are designated as non-fundamental with respect to the 20 Fund and the High Yield Fund and may be changed by the Board without shareholder approval.

The 20 Fund and the High Yield Fund may not (except as noted):

(1) Sell securities short in an amount exceeding 15% of its assets, except that a Fund may, without limit, make short sales against the box. Transactions in options, futures, options on futures and other derivative instruments shall not constitute selling securities short.

(2) Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions and except that margin deposits in connection with transactions in options, futures, options on futures and other derivative instruments shall not constitute a purchase of securities on margin.

(3) Make loans of its assets, except that a Fund may enter into repurchase agreements and purchase debt instruments as set forth in its fundamental policy on lending and may lend portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund’s total assets.

The following restrictions are designated as non-fundamental with respect to the Mid-Cap Fund and the Fixed Income Fund and may be changed by the Trust’s Board of Trustees without shareholder approval.

The Mid-Cap Fund and the Fixed Income Fund may not (except as noted):

(1) With respect to in excess of 15% of a Fund’s assets, sell securities short, except that each Fund may, without limit, make short sales against the box.

(2) Purchase any below investment grade security if as a result more than 35% of the Fund’s assets would be invested in below investment grade securities.

The following restrictions are designated as non-fundamental with respect to the Balanced Fund and may be changed by the Board without shareholder approval.

The Balanced Fund may not:

(1) With respect to in excess of 15% of the Fund’s assets, sell securities short, except that the Fund may, without limit, make short sales against the box.

(2) Purchase any below investment grade security if as a result more than 35% of the Fund’s assets would be invested in below investment grade securities.

(3) Invest less than 25% of the Fund’s assets in debt securities.

Portfolio Turnover

Generally, each Fund purchases securities for investment purposes and not for short-term trading profits. However, a Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to the Fund.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. The Funds will disclose its portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on its website. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Funds that the disclosures are in the best interests of Fund shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Funds), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Funds will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of Fund shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the Funds’ portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information to the following third parties in the normal course of their performance of services to the Funds: the Subadvisor; independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York); financial printers (R.R. Donnelly, Morton Graphics, Merrill Corp.); counsel to the Funds (Ropes & Gray LLP) or counsel to the Funds’ independent trustees (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor(s) and the Custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds may provide non-public portfolio holdings information to the following data providers, fund ranking/rating services, and fair valuation services: Lipper, Morningstar, and FT Interactive. The Funds may disclose month-end portfolio holdings information to each of Lipper and Morningstar generally between approximately 1 and 15 days following the end of each month.

The entities to which the Funds voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

Trustees and Officers of the Trust

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and each Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. Officers serve at the pleasure of the Trustees.

Independent Trustees. The Trustees shown in the table below are not “interested persons” of the Trust within the meaning of the 1940 Act (“Independent Trustees”):

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jack W. Aber DOB: 9/9/37	Trustee since 2000	Professor of Finance, Boston University School of Management (1972-Present)	35	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II DOB: 9/23/41	Trustee since 2000; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President, Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present)	35	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier DOB: 9/23/45	Trustee since 2000	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present)	35	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli DOB: 4/3/50	Trustee since 2000	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	35	Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Trustee, Guardian Mutual Funds (28 portfolios)

Eric Rakowski DOB: 6/5/58	Trustee since 2000	Professor, University of California at Berkeley School of Law (1990-Present)	35	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2000	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Director of Research, URSA Capital (subsidiaries: Lyra/Starview Capital LLC), (2004-Present); Partner, Northampton Capital Management, LLC; Partner, TRS Associates (Sole Proprietorship) and member of Massachusetts Finance Institute (wholly owned subsidiary of Alternative Investment Analytics)	35	None

*	The Fund complex consists of Managers Trust II, The Managers Funds, Managers AMG Funds and Managers Trust I.

Interested Trustees. The Trustees shown in the table below are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. (“MDI”). Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, AMG.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE/OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER
Peter M. Lebovitz DOB: 1/18/55	Trustee since 2002; President since 2000	Managing Partner, Managers Investment Group, LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); President, The Managers Funds (1999-Present); President, Managers AMG Funds (1999-Present); President, Managers Trust I (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993)	35	None

William J. Nutt DOB: 3/30/45	Trustee since 2005	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989)	35	None

*	The Fund complex consists of Managers Trust II, The Managers Funds, Managers AMG Funds and Managers Trust I.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS

Bruce M. Aronow DOB: 5/31/65	Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff Accountant, Manager and Partner, PricewaterhouseCoopers LLP (1987-1998)

Donald S. Rumery DOB: 5/29/58	Treasurer since 2000	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004)

Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust I (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991)

The Fund complex consists of Managers Trust II, The Managers Funds, Managers AMG Funds and Managers Trust I.

Trustee Share Ownership

	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2005	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* Beneficially Owned as of December 31, 2005

Independent Trustees: Jack W. Aber William E. Chapman II Edward J. Kaier Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis	Over $100,000 Over $100,000 Over $100,000 $50,001-$100,000 $50,001-$100,000 Over $100,000	Over $100,000 Over $100,000 Over $100,000 Over $100,000 $50,001-$100,000 Over $100,000

Interested Trustees: Peter M. Lebovitz William J. Nutt	Over $100,000 None	None Over $100,000

*	The Family of Investment Companies consists of Managers Trust II, The Managers Funds, Managers AMG Funds and Managers Trust I.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Fund’s financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent registered public accounting firm, (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the Fund, and pre-approve the audit services provided by the independent registered public accounting firm, (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm matters bearing upon its status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met two times during the most recent fiscal year.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board of Trustees, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board of Trustees or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met five times during the most recent fiscal year.

Trustees’ Compensation

Name of Trustee	Aggregate Compensation From the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Jack W. Aber	$2,453	$73,500
William E. Chapman, II(c)	$2,703	$81,000
Edward J. Kaier(d)	$2,486	$74,500
Steven J. Paggioli	$2,453	$73,500
Eric Rakowski	$2,453	$73,500
Thomas R. Schneeweis	$2,453	$73,500
Interested Trustees:
Peter M. Lebovitz	None	None
William J. Nutt(e)	None	None

(a)	Compensation is calculated for the 12 months ended December 31, 2005. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the 12-month period ending December 31, 2005 for services as a Trustee of the Trust, Managers AMG Funds, The Managers Funds and Managers Trust I.

(c)	Mr. Chapman receives an additional $10,000 annually for being the Independent Chairman.

(d)	Mr. Kaier receives an additional $2,000 annually for serving as Audit Committee Chairman.

(e)	Mr. Nutt was appointed as an Interested Trustee in May 2005.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of April 7, 2006, the Trust did not know of any person who “controlled” (within the meaning of the 1940 Act) any of the Funds. An entity or person that “controls” the Funds could have effective voting control over the Funds.

Principal Holders of Securities

As of April 7, 2006, the percentage ownership of each person owning of record more than 5% of the outstanding Class A, B, C and Institutional Class shares of each Fund is listed below:

Managers 20 Fund

Name and Address	Percentage Ownership
	Class A	Class B	Class C	Institutional Class
Merril Lynch Pierce Fenner & Smith, Inc. Jacksonville, Florida 32246-6484	36.85%	59.17%	54.36%	23.29%

Citigroup Global Markets Inc. New York, New York 10001	7.04%	—	—	—

Butler, Wick & Co., Inc. Youngstown, Ohio 44501-0149	6.56%	—	—	—
Robert E. Lehman Indianapolis, Indiana 46256	—	—	—	8.73%

Managers Mid-Cap Fund

Name and Address	Percentage Ownership
	Class A	Class B	Class C	Institutional Class
Merrill Lynch Pierce Fenner & Smith, Inc. Jacksonville, Florida 32246-6484	56.95%	56.93%	77.31%	—

Charles Schwab & Co. Inc. San Francisco, California 94104-4122	9.50%	—	—	—

PIMS/Prudential Retirement Carmel, Indiana 46032-4555	—	—	—	89.27%

Managers Balanced Fund

Name and Address	Percentage Ownership
	Class A	Class B	Class C	Institutional Class
Merrill Lynch Pierce Fenner & Smith, Inc. Jacksonville, Florida 32246-6484	40.06%	70.47%	80.51%	5.92%

Charles Schwab & Co. Inc. San Francisco, California 94104-4122	16.60%	—	—	—

NFS LLC New York, New York 10010-7104	6.56%	—	—	—

PIMS/Prudential Retirement Carmel, Indiana 46032-4555	—	—	—	90.39%

Managers High Yield Fund

Name and Address	Percentage Ownership
	Class A	Class B	Class C	Institutional Class
PPFC Wrap Services King of Prussia, Pennsylvania 19406-1212	80.35%	—	—	—

Merrill Lynch Fenner Pierce & Smith, Inc. Jacksonville, Florida 32246-6484	—	60.74%	66.71%	29.67%

PIMS/Prudential Retirement Carmel, Indiana 46032-4555	—	—	—	53.60%

AMG Trust Company Providence, Rhode Island 02902	—	—	—	8.39%

Managers Fixed Income Fund

Name and Address	Percentage Ownership
	Class A	Class B	Class C	Institutional Class
Merrill Lynch Fenner Pierce & Smith, Inc. Jacksonville, Florida 32246-6484	27.40%	68.28%	84.11%	10.90%

Trust Company of America Englewood, Colorado 80155-6503	21.65%	—	—	—

FTC & Co. Denver, Colorado 80217-3736	15.62%	—	—	—

Charles Schwab & Co. Inc. San Francisco, California 94104-4122	7.82%	—	—	—

First Clearing LLC Sanibel, Florida 33957-3908	6.03%	—	—	—

PIMS/Prudential Retirement Carmel, Indiana 46032-4555	—	—	—	64.29%

NFS LLC Terre Haute, Indiana 47807-4214	—	—	—	8.12%

Management Ownership

As of April 7, 2006, all management personnel (i.e., Trustees and Officers) of the Funds as a group owned less than 1% of the outstanding Class A, B, C and Institutional Class shares of each Fund.

MANAGEMENT OF THE FUNDS

Investment Manager and Subadvisors

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. Managers Investment Group LLC (the “Investment Manager”) serves as investment manager to the Funds. The Investment Manager’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Investment Manager is an indirect wholly-owned subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager, serves as distributor of the Funds.

The assets of each Fund are managed by a Subadvisor or a team of Subadvisors selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager has entered into an advisory agreement with each Subadvisor known as a “Subadvisory Agreement.” The SEC has given the Trust an exemptive order permitting the Funds to hire new unaffiliated Subadvisors without prior shareholder approval, but subject to notification within 90 days of the hiring of such a Subadvisor. The Investment Manager serves as administrator of each Fund and carries out the daily administration of the Trust and each Fund. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisors for individuals and institutional investors.

The Investment Manager recommends Subadvisors for the Trust to the Trustees based upon continuing quantitative and qualitative evaluation of the Subadvisor’s skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Subadvisor, and the Investment Manager does not expect to make frequent changes of Subadvisors.

For each Fund, the Investment Manager allocates the Fund’s assets among the Subadvisor(s) selected for the Fund. Each Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objectives, policies and restrictions. Generally, the services which a Subadvisor provides to a Fund are limited to asset management and related recordkeeping services.

A Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

A Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Funds or Investment Manager and its affiliates.

Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds pursuant to a Fund Management Agreement (the “Management Agreement”) dated August 1, 2000. The Management Agreement permits the Investment Manager to from time to time engage one or more Subadvisors to assist in the performance of its services. Pursuant to the Management Agreement, the Investment Manager has entered into Subadvisory Agreements with the Funds’ Subadvisors (the “Subadvisory Agreements”).

The Management Agreement and the Subadvisory Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Management Agreement and the Subadvisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), (in the case of the Management Agreement) by the Investment Manager on 60 days’ written notice to the Trust and (in the case of the Subadvisory Agreements) by the relevant Subadvisor on 30 days’ written notice to the Investment Manager and to the Fund. The Management Agreement and the Subadvisory Agreements terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Management Agreement provides that the Investment Manager is specifically responsible for:

•	supervising the general management and investment of the assets and securities portfolio of each Fund;

•	providing overall investment programs and strategies for each Fund;

•	selecting and evaluating the performance of Subadvisors for each Fund and allocating the Fund’s assets among these Subadvisors;

•	providing financial, accounting and statistical information required for registration statements and reports with the SEC; and

•	providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

Under the Subadvisory Agreements, each Subadvisor manages all or a portion of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by a Subadvisor to its Fund will not be exclusive under the terms of Subadvisory Agreements, and the Subadvisors will be free to and expect to render investment advisory services to others.

The Funds pay all expenses not borne by the Investment Manager or Subadvisors including, but not limited to, the charges and expenses of the Funds’ Custodian and transfer agent, independent auditors and legal counsel for the Funds and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisors or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreements require the Subadvisors to provide fair and equitable treatment to the respective Funds in the selection of portfolio investments and the allocation of investment opportunities. However, they do not obligate the Subadvisors to acquire for the Funds a position in any investment which any of a Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisors make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and other clients of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a formula considered equitable by the Subadvisors. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to a Fund or any Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Investment Manager from liability in violation of the 1940 Act. Each Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust has obtained from the SEC an exemptive order which permits the Investment Manager, subject to certain conditions, to enter into Subadvisory Agreements with unaffiliated Subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new unaffiliated Subadvisors for new or existing Funds, change the terms of a particular Subadvisory Agreement or continue the employment of existing Subadvisors after events that under the 1940 Act and the Subadvisory Agreement would be an automatic termination of the Subadvisory Agreement. Although shareholder approval will not be required for the termination of Subadvisory Agreements, shareholders of a Fund will continue to have the right to terminate such Subadvisory Agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

Compensation of the Investment Manager and Subadvisors

As compensation for the investment management services rendered and related expenses under the Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the respective Subadvisory Agreements, the Investment Manager has agreed to pay each Subadvisor a fee (net of any mutually agreed upon fee waivers and reimbursements) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages. The fee paid to each Subadvisor is paid out of the fee the Investment Manager receives from each Fund and does not increase a Fund’s expenses.

The following table illustrates the annual management fee rates currently paid by each Fund to the Investment Manager, together with the portion of the management fee that is retained by the Investment Manager as compensation for its services, each expressed as a percentage of the Fund’s average net assets. The remainder of the management fee is paid to the Subadvisors.

NAME OF FUND	TOTAL MANAGEMENT FEE	MANAGER’S PORTION OF THE TOTAL MANAGEMENT FEE
20 Fund	0.70%	0.40%
Mid-Cap Fund	0.70%	0.425%*
Balanced Fund	0.70%	0.40%
High Yield Fund	0.70%	0.40%
Fixed Income Fund	0.45%	0.20%

*	Based on target allocations between the fixed income Subadvisor and the equity Subadvisor.

During the fiscal years ended December 31, 2003, 2004 and 2005, the Investment Manager was paid the following fees by the Funds under the Management Agreement. Fees paid prior to April 1, 2004 were paid to the Funds’ former Investment Manager, Conseco Capital Management, Inc.

Fund	2003	2004	2005
Managers 20 Fund	$359,986	$316,473	$196,789
Managers Mid-Cap Fund	725,062	713,990	687,993
Managers Balanced Fund	233,456	202,604	181,289
Managers High Yield Fund	805,468	437,678	371,278
Managers Fixed Income Fund	433,309	313,847	280,331

During the fiscal years ended December 31, 2003, 2004 and 2005, the Subadvisors were paid the following fees by the Investment Manager under the Subadvisory Agreements in effect.

Fund	2003	2004	2005
Managers 20 Fund
Oak Associates, ltd.	$154,280	$135,793	$84,411

Managers Mid-Cap Fund
Chicago Equity Partners, LLC	310,741	306,224	294,239

Managers Balanced Fund
40/86 Advisors, Inc.	—	2,670	—
Chicago Equity Partners, LLC	65,779	62,505	54,674
Loomis, Sayles & Company, L.P.	—	11,923	19,229

Managers High Yield Fund
40/86 Advisors, Inc.	—	24,026	—
Loomis, Sayles & Company, L.P.	—	49,357	—
J.P. Morgan Investment Management Inc.	—	129,097	159,103

Managers Fixed Income Fund
40/86 Advisors, Inc.	—	23,580	—
Loomis, Sayles & Company, L.P.	—	82,273	124,604

Fee Waivers and Expense Limitations

From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount. The Investment Manager may waive all or a portion of its fee and/or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The Investment Manager may also waive all or a portion of its fees from a Fund and/or reimburse Fund expenses for other reasons, such as attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of the fee waivers and expense reimbursements in effect at the date of this SAI on Fund expenses is reflected under the heading “Fees and Expenses” located in the front of the Funds’ Prospectus. Voluntary fee waivers/expense limitations by the Investment Manager or by any Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor concerned. Contractual fee waivers/expense limitations can only be terminated at the end of a term, which usually coincides with the end of a fiscal year. Fees waived/expenses reimbursed by the Investment Manager for the period from April 1, 2004 to December 31, 2004 and for the fiscal year ended December 31, 2005 are as follows:

Fund	4/1-04-12/31/04	2005
Managers 20 Fund	$134,138	$74,963
Managers Mid-Cap Fund	$128,796	$106,956
Managers Balanced Fund	$137,100	$133,688
Managers High Yield Fund	$188,979	$193,811
Managers Fixed Income Fund	$267,858	$285,873

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an Administration and Shareholder Services Agreement (“Administration Agreement”) between the Trust and the Investment Manager. For more information about the Administration Agreement, see “Administrative Services; Distribution Agreements” below.

Portfolio Managers of the Funds

MANAGERS 20 FUND

Oak Associates, ltd. (“Oak”)

Other Accounts Managed by the Portfolio Managers

Oak has served as Subdvisor to the Fund since December 2000. Oak is an Ohio limited liability company, owned 99% by Managing Member and Chief Investment Officer, James D. Oelschlager. Mr. Oelschlager, Edward E. Yardeni, and Donna L. Barton are jointly and primarily responsible for the day-to-day management of the Fund. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2005.

Portfolio Managers: James D. Oelschlager, Edward E. Yardeni and Donna L. Barton

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$75	0	$0
Other Pooled Investment Vehicles	1	$825	0	$0
Other Accounts	767	$3,198	2	$905.9

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the portfolio managers’ management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Oak has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of Oak may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Oak maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

Portfolio Manager Compensation

Mr. Oelschlager owns 99% of Oak. Therefore, Mr. Oelschlager earns 99% of the net profits from Oak. Ms. Barton earns a fixed base salary and a quarterly bonus that is comprised of a percentage of net profits of Oak and personal performance. Mr. Yardeni receives a fixed base salary and an annual bonus that is comprised of a percentage of revenues based on increased revenues going forward.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the portfolio managers did not own any shares of the 20 Fund.

MANAGERS MID-CAP FUND

Chicago Equity Partners, LLC (“CEP”)

Other Accounts Managed by the Portfolio Managers

CEP has served as Subadvisor to the Fund since December 2000. CEP is 100% employee owned. David C. Coughenour, David R. Johnsen, Robert H. Kramer, Martin Morris and James Palermo are portfolio managers of the Fund. Information provided below relating to other accounts managed by the portfolio manager is as of December 31, 2005.

Portfolio Manager: David C. Coughenour, David R. Johnsen, Robert H. Kramer, Martin Morris and James Palermo

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	223	$10,464	2	$904.5

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the portfolio managers’ management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. CEP has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of CEP may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. CEP maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

Portfolio Manager Compensation

CEP offers an aggressive compensation plan providing substantial benefits to our investment professionals. Compensation is two-fold, involving both cash and long-term rewards.

Cash compensation includes a market-based competitive base salary and an incentive bonus.

•	Base salaries are market-driven. In addition to our own on-going assessment of the talent market, we utilize external resources, such as McLagan’s survey, to ensure that we remain competitive with industry standards. We strive to maintain salary levels that fall within the top 25th percentile. In addition to their base salaries, our investment professionals also receive an incentive bonus. The pool for bonuses is calculated using a formula that takes into consideration long and short term excess returns by product as well as new assets under management. This pool is then allocated to our professionals based on merit and contribution.

•	A full range of benefits including tuition reimbursement, 401(k) pension plan and full medical and dental insurance is provided.

Long-term compensation includes participation in our long-term incentive plan through which company “shares” are allocated as part of a deferred compensation program. This compensation plan aligns our investment team’s financial interests to our clients’ financial interests. It also directly compensates our professionals for client satisfaction, investment performance and new business. Our very low turnover is testimonial to our professionals’ career satisfaction.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the portfolio managers did not own any shares of the Mid-Cap Fund.

MANAGERS BALANCED FUND

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Other Accounts Managed by the Portfolio Managers

Potential Conflicts of Interest

Loomis Sayles has served as Subadvisor to the Fund since May 2004. Loomis Sayles is an indirect subsidiary of IXIS Asset Management US Group, L.P., which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. IXIS Asset Management US Group, L.P. is part of IXIS Asset Management Group, an international asset management group based in Paris, France, that is ultimately owned principally, directly or indirectly, by three large affiliate French financial services entities: the Caisse des Dépôts et Consignations (“CDC”), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d’Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d’Epargne; and CNP Assurances, a large French life insurance company (collectively, the “Affiliated Owners”). The Affiliated Owners each owns, directly or indirectly, other investment advisers, broker-dealers and other financial and investment-related entities established in various jurisdictions. Daniel J. Fuss is primarily responsible for the day-to-day management of the fixed income portion of the Fund. Information provided below relating to other accounts managed by the portfolio manager is as of December 31, 2005.

Portfolio Manager: Daniel J. Fuss

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	12	$8,645	0	$0
Other Pooled Investment Vehicles	4	$205.2	0	$0
Other Accounts	83	$8,799	5	$826.8

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Portfolio Manager Compensation

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for Managers Bond Fund is the Lehman Brothers Government/Corporate Bond Index, for Managers Fixed Income Fund and Managers Balanced Fund (fixed income portion) is the Lehman Brothers Aggregate Bond Index, and for Managers Global Bond Fund are the Lehman Global Aggregate and Citigroup World Government Bond Indices. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower the percentage reflected above. Mr. Fuss also received fixed payments related to his continued service with the firm. These payments were made by the parent company of Loomis Sayles pursuant to an agreement entered into at the time of the parent company’s acquisition of Loomis Sayles’ previous parent company.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Manager Ownership of the Fund

As of December 31, 2005, Mr. Fuss did not own shares of the Balanced Fund.

Chicago Equity Partners, LLC

Please refer to above disclosure regarding other accounts managed by Messrs. Coughenour, Johnsen, Kramer, Morris and Palermo, potential material conflicts of interest and portfolio manager compensation under Managers Mid-Cap Fund – Chicago Equity Partners, LLC. CEP has served as Subadvisor to the Fund since December 2000.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the portfolio managers did not own shares of the Balanced Fund.

MANAGERS HIGH YIELD FUND

J.P. Morgan Investment Management Inc. (“JPM”)

Other Accounts Managed by the Portfolio Managers

JPM has served as Subadvisor to the Fund since July 2004. JPM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a firm with a market capitalization of $138.9 billion as of December 31, 2005. Directors and employees of JPM do own shares in the firm’s parent company, JPMorgan Chase & Co. Specific ownership positions are unavailable for disclosure. As of December 31, 2005, employees of JPMorgan Chase & Co. held 5.2% of shares outstanding. This number excludes outstanding stock options. Thomas Hauser and Robert Cook are jointly and primarily responsible for the day-to-day management of the Fund. Information provided below relating to other accounts managed by the portfolio managers is as of December 31, 2005.

Portfolio Managers: Thomas Hauser and Robert Cook

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$489.6	0	$0
Other Pooled Investment Vehicles	3	$234.8	0	$0
Other Accounts	4	$329.4	0	$0

Potential Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPM’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPM and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMor its affiliates could be viewed as having a conflict of interest to the extent that JPM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPM’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JPM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPM and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JPM’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPM or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JPM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPM may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JPM and its affiliates is to meet their fiduciary obligation with respect to all clients, JPM and its affiliates have policies and procedures designed to manage the conflicts. JPM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPM’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPM’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPM or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPM and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPM or its affiliates so that fair and equitable allocation will occur over time.

Portfolio Manager Compensation

JPM’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMs business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Subsdvisor or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, Robert Cook owned shares of the High Yield Fund valued between $50,001 and $100,000.

MANAGERS FIXED INCOME FUND

Loomis, Sayles & Company, L.P.

Please refer to above disclosure regarding other accounts managed by Mr. Fuss, potential material conflicts of interest and portfolio manager compensation under Managers Balanced Fund – Loomis, Sayles & Company, L.P. Loomis has served as Subadvisor to the Fund since May 2004.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, Mr. Fuss did not own shares of the Fixed Income Fund.

Proxy Voting Policies and Procedures

Proxies for a Fund portfolio security are voted in accordance with the proxy voting policies and procedures of the Subadvisor responsible for managing the portion of the Fund’s assets that includes the security with respect to which a proxy is solicited, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors. Descriptions of each Subadvisor’s proxy voting policies and procedures are set forth in Appendix B to this SAI. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available: (i) without charge, by calling (800) 548-4539; and (ii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, MDI and the Subadvisors have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services; Distribution Agreements

The Investment Manager serves as the administrator to the Funds pursuant to the Administration Agreement. Under the Administration Agreement, the Investment Manager supervises the overall administration of and certain shareholder services for each Fund. The administrative services include supervising the preparation and filing of all documents required for compliance by each Fund with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. The shareholder services include processing and/or coordinating Fund share purchases and redemption, responding to inquiries from shareholders and providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners. For providing these services, the Investment Manager receives a fee from each Fund of 0.20% per annum of its average daily net assets. The Administration Agreement generally may be terminated by the Investment Manager upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Investment Manager.

Fees paid by the Funds for administrative services for the period from April 1, 2004 to December 31, 2004 and for the fiscal year ended December 31, 2005 are as follows:

Fund	4/1/04 - 12/31/04	2005
Managers 20 Fund	$90,421	$56,225
Managers Mid-Cap Fund	$203,997	$196,569
Managers Balanced Fund	$57,887	$51,797
Managers High Yield Fund	$125,051	$106,079
Managers Fixed Income Fund	$139,488	$124,591

Under a Distribution Agreement between the Trust and MDI, MDI serves as the principal underwriter for the Funds. Shares of the Funds will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI or services agreements with the Investment Manager. Subject to the compensation arrangement discussed below, MDI bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act). MDI is not obligated to sell any specific amount of shares of any Fund. MDI is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”).

The Distribution Agreement between the Trust and MDI may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Distribution and Service Plans. The Trust has adopted distribution and service plans with respect to the Class A, Class B and Class C shares of each Fund (the “Plans”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

Pursuant to the Plans, each Fund may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments to MDI up to 0.25% annually of each Fund’s average daily net assets attributable to its Class A shares. The Plans authorize payments to MDI up to 1.00% annually of each Fund’s average daily net assets attributable to its Class B shares. The Plans authorize payments to MDI up to 1.00% annually of each Fund’s average daily net assets attributable to its Class C shares.

The Plans further provide for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plans, MDI provides to each Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plans, they will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent under the Plans without approval of the shareholders of the affected Fund, and material amendments to the Plans must also be approved by the Trustees in a manner described above. The Plans may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plans, or by a vote of a majority of the outstanding voting securities of the Fund affected thereby. The Plans will automatically terminate in the event of their assignment.

Custodian

The Bank of New York (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

PFPC, Inc., PO Box 9769, Providence, Rhode Island 02940-9767 (“PFPC”) is the transfer agent (the “Transfer Agent”) for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that the Subadvisor place all orders for the purchase and sale of securities which are held in a Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for the Funds, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadvisor is also authorized to cause the Funds to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. The Funds may purchase and sell portfolio securities through brokers who provide the Subadvisors with research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by the Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisor are not reduced by reason of their receipt of such brokerage and research services. Generally, the Subadvisor does not provide any services to the Funds except portfolio investment management and related record-keeping services.

Brokerage Commissions

For the fiscal years ended December 31, 2003, 2004 and 2005, the Funds paid the following brokerage fees:

Fund	2003	2004	2005
Managers 20 Fund	$51,431	$53,215	$31,186
Managers Mid-Cap Fund	371,866	249,801	176,005
Managers Balanced Fund	45,267	35,413	23,738
Managers High Yield Fund	4,973	901	854
Managers Fixed Income Fund	330	0	1,050

Brokerage Recapture Arrangements

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Funds may be directed by the Funds to pay expenses of the Funds. Consistent with its policy and principal objective of seeking best execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Funds. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadvisor.

Fund Ownership of Broker-Dealer Securities

Managers Fixed Income Fund owned, as of December 31, 2005, securities issued by “regular broker-dealers” of the Fund, as that term is defined in Rule 10b-1 under the 1940 Act, or by the parents of regular broker-dealers. The value of such securities held by the Fund as of December 31, 2005 is set forth below.

Managers Fixed Income Fund Broker	Value of Broker’s Securities
Morgan Stanley & Co.	$633,574
CS First Boston Mtg. Secs. Corp.	$152,039
Morgan Stanley Dean Witter	$1,134,811
Salomon Bros. Mtg. Secs.	$654,379

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts with the Funds through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York Time, at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Investment Manager will also receive that day’s offering price provided the orders the processing organization transmits to the

Investment Manager were accepted by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust described in this SAI. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day, provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York Time will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. The Trust reserves the right to redeem a shareholder account (after 60 days notice) when the value of Fund shares in the account falls below $500, in the case of Class A, B and C shares, or $500,000, in the case of Institutional Class shares due to redemptions. Whether the Trust will exercise the right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in the Prospectus, an investor may exchange shares from a Fund into shares of the same class of any of the other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. Since an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of any series of another fund will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

Reductions and Waivers of Sales Charges

Reduction of Class A Sales Charge

Rights of Accumulation. The Funds offer to all qualifying investors rights of accumulation under which investors are permitted to purchase shares of the Funds at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser’s holdings of shares of the Fund and any other funds managed by the Investment Manager. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

Letter of Intent. Any shareholder may qualify for a reduced sales charge on purchases of shares made within a 13-month period pursuant to a Letter of Intent (LOI). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Trust owned by the shareholder. Such value is determined based on the net asset value on the date of the LOI. During the term of an LOI, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within 20 days after a written request by the Transfer Agent pay such difference in sales charge, the Transfer Agent will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your broker, dealer or other financial intermediary or from the Transfer Agent at 800-986-3384.

Waiver of Class A Initial Sales Charge

No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the Class A sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investments:

•	By current or retired officers and trustees of the Trust and other funds in the Managers Family of Funds, as well as their family members;

•	By current or retired officers, directors and employees of AMG and certain participating affiliated companies of AMG, and the immediate family members of any such officer, director or employee (including: parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and same sex domestic partners), and a trust or plan established primarily for the benefit of any of the foregoing persons;

•	By any participant in (i) a tax qualified retirement plan provided that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; or (ii) by one of a group of tax qualified employee benefit plans that purchase through an omnibus account relationship with the Funds maintained by a single service provider, provided that such plans make an aggregated initial investment of $500,000 or more;

•	By an omnibus account established by a sponsor for tax-qualified employee benefit plans where the sponsor provides recordkeeping services for the plans, and has entered into an agreement with MDI, the Investment Manager or the Trust in connection with such account;

•	By an omnibus account established by an administrator for tax-qualified employee benefit plans where the administrator provides recordkeeping and administrative services for the plans, and has entered into an agreement with MDI or the Investment Manager in connection with such account;

•	By brokers, dealers, and other financial intermediaries that have selling agreements with MDI, services agreements with the Investment Manager or that maintain net asset value purchase programs;

•	By any charitable organization, state, county, city, or any instrumentality, department, authority or agency thereof which has determined that Class A is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company;

•	By one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing program between MDI and such group;

•	Through an investment advisor who makes such purchases through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), or by an investment advisor for its own account or for a bona fide advisory account over which the investment advisor has investment discretion;

•	Through bank trust departments or trust companies on behalf of bona fide trust or fiduciary accounts by notifying MDI in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value;

•	By purchasers in connection with investments related to a bona fide medical savings account; or

•	By an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.

Class B shares and Class C shares are offered without an initial sales charge to investors. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Waivers of Contingent Deferred Sales Charge for Class B and Class C Shares

To obtain a waiver of the contingent deferred sales charge, you must notify the Transfer Agent, who may require evidence of your qualification. The contingent deferred sales charge will not apply to:

•	Benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans.

•	Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts to shareholders who have attained the age of 70 1/2 (waiver applies only to amounts necessary to meet the required minimum amount). If Class B shares represent a part of a shareholder’s total individual retirement account or 403(b) Plan investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relationship to the entire mandatory distribution as the Class B shares bear to the total investment account.

•	Death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of the shareholder if such shares are redeemed within one year of death or determination of disability.

•	Payments under a Systematic Withdrawal Plan (“SWP”) not to exceed 10% of the account value per year. The 10% threshold will be calculated as of the date of the initial SWP payment, and re-calculated annually on the anniversary date thereof. Shares acquired from dividend and capital gain reinvestment are included in calculating the account value and the 10% threshold. If the total of such SWP payments within the twelve months subsequent to a calculation date exceeds the 10% threshold, then the entire SWP for the period shall be subject to the applicable sales load. To qualify for SWP treatment, an account must have a minimum value of $25,000 at inception of the Plan.

Net Asset Value

Each Fund computes its net asset value for each class of its shares once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value per share of each class of a Fund is equal to the value of the Fund’s assets attributable to that class minus liabilities allocable to that class, divided by that class’s shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Funds, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in the current Prospectus. If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of Funds—in General

Each Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and elect, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (all such income, “Qualifying Income”); and (b) invest the Fund’s assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of (x) any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships” as the term is defined in the Code.

If a Fund were to fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions by the Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Furthermore, if shareholders receive a distribution in excess of current or accumulated earnings and profits, they would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder’s basis in the shareholder’s shares would be taxable as gain realized from the sale of such shares. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If each Fund qualifies as a regulated investment company, the Funds will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of Fund Investments

Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Accrued original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not cash on the debt security is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently.

Futures and Options Transactions. Certain of each Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income, and require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, futures contracts, options on futures contracts, options on securities, and options on security indices. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for “mixed straddles” (described below), each such position held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months). When a Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund’s risk of loss with respect to another position held by the Fund that is not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a “mixed straddle” that is subject to the straddles rules of section 1092 of the Code. The application of section 1092 might result in deferral of losses, adjustments in the holding periods of the Fund’s securities and conversion of short-term capital losses into long-term capital losses. Each Fund may make certain tax elections for its “mixed straddles” that could alter certain effects of section 1256 or section 1092.

Each Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses; net short-term gains arising therefrom, to the extent not offset by capital losses, together with profits from foreign currency positions producing ordinary income for which such an election is not made, will be taxable as ordinary income. Each Fund’s transactions in foreign currencies or foreign currency-denominated instruments are likely to produce a difference between the Fund’s book income and the Fund’s taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate income tax liability at the Fund level.

Tax Implications of Certain Investments. Certain of each Fund’s investments will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of a Fund’s taxable income will, in most cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest.

The tax treatment of certain securities in which the Funds may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of each Fund.

Federal Income Taxation of Shareholders

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owns or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owns or is considered to have owned for one year or less will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2009, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of a Fund may be required to be deferred in the event the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

A portion of the dividends paid by the Funds to shareholders that are corporations may be eligible for the 70% dividends-received deduction. The percentage of a Fund’s dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund’s gross income may be from qualifying dividends of domestic corporations.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund generally will be taxed as capital gain or loss if the shares are capital assets in the shareholder’s hands and the transaction is treated as a sale for federal income tax purposes.

Distributions by a Fund can result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Foreign Taxes

Dividend or interest income received from securities of a non-U.S. issuer may be withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations the Fund may be entitled to elect to pass through to its shareholders the foreign income taxes paid thereby. In such a case, if the Fund elected to pass through to its shareholders such foreign income taxes, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes.

Tax-Exempt Investors

If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (collectively, “Tax-Exempt Investors”) incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income (“UBTI”). In that case, the UBTI portion of the Tax-Exempt Investor’s income from its investment in a Fund for the year generally would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor’s average acquisition debt balance to the average tax basis of its shares for the year.

State and Local Taxes

Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisors concerning the foregoing state and local tax consequences of investing in the Funds.

Other Taxation

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Funds are liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Funds continue to qualify as a regulated investment company under Subchapter M of the Code.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS ABOUT THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUNDS IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

OTHER INFORMATION

Massachusetts Business Trust

Each Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, instrument or undertaking made on behalf of a Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Funds or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Funds.

The Trust is not required to hold annual meetings of its shareholders. However, shareholders of the Trust have the right to call a meeting to take certain actions as provided in the Declaration of Trust upon written request of the holder or holders of 10% or more of the total number of the Trust’s outstanding shares.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Trustees have authorized the issuance of four classes of shares of each Fund – the Class A, Class B, Class C and Institutional Class shares.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable. Each share of a Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

The Trustees have authorized the issuance and sale to the public of shares of eight series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and the Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

Statements contained in the SAI and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or MDI. The Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or MDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements for the fiscal year ended December 31, 2005 and the related Notes to the Financial Statements for the Funds, as well as the Reports of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, are incorporated by reference into this SAI from the Funds’ Annual Reports for the fiscal year ended December 31, 2005 filed with the SEC. Each Fund’s 2005 Annual Report is available without charge by calling the Funds at (800) 548-4539 or by visiting the Funds’ website at www.managersinvest.com or on the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

STANDARD & POOR’S AND MOODY’S

INVESTORS SERVICE, INC.

STANDARD & POOR’S

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’ ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issued in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY’S INVESTORS SERVICE, INC.

Aaa

Bonds which are rated Aaa are judged to be of the best quality with minimal credit risk.

Aa

Bonds which are rated Aa are judged to be of high quality and are subject ot low credit risk.

A

Bonds which are rated A are to be considered as upper-medium-grade and subject to low credit risk

Baa

Bonds which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risks.

B

Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds which are rated Caa are of poor standing and are subject to very high credit risk.

Ca

Bonds which are rated Ca represent obligations which are highly speculative and are likely, or are very near default, with some prospect of recovery of principal and interest.

C

Bonds which are rated C are the lowest rated class of bonds, and are typically in default, with little prospect of recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

APPENDIX B

Chicago Equity Partners

Adopted/Revised: August 1, 2003

A.	PROXY VOTING POLICIES AND PROCEDURES

POLICY

Chicago Equity Partners (the “Adviser”) acts as discretionary investment adviser to high net worth individuals and institutional accounts. Our policy is to exercise voting authority with respect to client securities only if a client has authorized us to exercise such discretion pursuant to the client’s advisory contract.

Our policy is to vote proxies in the best interests of clients. In pursuing this policy, we vote in a manner that is intended to maximize the value of client assets. The Investment Committee of the firm has delegated authority for proxy voting to a Proxy Committee, comprised of three members. The Investment Committee has designated the Director of Compliance as the Chairman of the Proxy Committee. Additional members will include a representative of the Equity Research unit and a representative of the Client Service unit. The Proxy Committee has the responsibility for developing and maintaining voting guidelines. In developing the voting guidelines the Proxy Committee relies on proxy research services (e.g., Institutional Shareholder Service, IRRC) as well as public information made available by established proponents of responsible proxy voting (e.g., the Council of Institutional Investors, TIA-CREF, Calpers, AFL-CIO). The guidelines reflect voting positions that are in the economic interest of the clients of Chicago Equity Partners and in keeping with Chicago Equity Partners’ role as a fiduciary, as defined by both the Advisers Act and ERISA. Where a voting guideline for a particular proxy proposal does not exist, Chicago Equity Partners will generally vote in accordance with the recommendation made by the proxy research service to which the firm subscribes.

The procedures and guidelines described below are intended to implement this proxy voting policy.

B.	PROCEDURES

The Chairman of the Proxy Committee will appoint a Voting Coordinator who is responsible for monitoring corporate actions and ensuring that (i) proxies are received and forwarded to a proxy voting agent employed by the firm; and (ii) proxies are voted in a timely manner upon receipt of voting instructions from the proxy research service vendor. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

2. The Chairman of the Proxy Committee shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

3. Proxy voting decisions will be determined by the Voting Coordinator. The Voting Coordinator will vote the proxies in accordance with the standard voting positions or for non-routine issues with the recommendation of the proxy research service. Where the proxy proposal involves mergers, acquisitions and corporate restructurings the voting decision will be made by the firm’s equity analyst responsible for the company. The Proxy Committee may choose to vote in a manner that differs from the voting guidelines or the recommendation made by the proxy research service. In such case the reason for the deviation will be noted in the minutes of the Proxy Committee and reviewed by the Investment Committee.

4. The Proxy Committee may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting The decision not to vote on a particular proposal will be noted in the minutes of the Proxy Committee and reviewed by the Investment Committee.

C.	VOTING GUIDELINES

The following guidelines will be used for each of the following four categories of issues:

Routine Proposals

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

Approval of auditors

Election of directors

Indemnification provisions for directors

Liability limitations of directors

Name changes

General updating/corrective amendment to charter

Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. We will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the economic interest of advisory accounts. Non-routine matters include:

Mergers and acquisitions

Restructuring

Re-incorporation

Changes in capitalization

Increase in number of directors

Increase in preferred stock

Increase in common stock

Stock option plans

Corporate Governance Proposals

We will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category include:

Poison pills

Golden parachutes

Greenmail

Supermajority voting

Dual class voting

Classified boards

Shareholder Proposals

Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. We will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the account. Shareholder matters include:

Annual election of directors

Anti-poison pill

Anti-greenmail

Confidential voting

Cumulative voting

CONFLICTS OF INTEREST

The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the company’s Board.

An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Chief Compliance Officer.

If a material conflict is identified, proxies will be voted for that company in the following manner:

If our Voting Guidelines indicate a vote “For” or “Against” a specific issue, we will vote in accordance with such predetermined guidelines.

If the Voting Guidelines do not cover an issue or indicate a “case by case” analysis, we will follow the voting recommendation of our proxy research service.

If the proxy research service does not cover an issue, we will either seek the consent of clients or the written recommendation of an independent third party.

RECORDKEEPING

The firm’s Proxy Voting Agent is responsible for maintaining the following records on behalf of the firm:

proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s (the “SEC”) EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

records of votes cast;

Research and analysis regarding voting recommendations made;

The firm’s Proxy Voting Coordinator is responsible for maintaining the following records:

records of client requests for voting information; and

any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

DISCLOSURE

The Adviser will describe these Policies and Procedures in an attachment to Part II of its Form ADV and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in the attachment how a client may obtain information on how the Adviser voted with respect to that client’s securities. The Adviser will send the initial summary of these Policies and Procedures and the other information described in this Section to existing clients by separate notice.

Oak Associates, Ltd.

Proxy Voting Procedures and Policies

INTRODUCTION

Proxy voting is an important right of the shareholders. When Oak Associates, Ltd. has discretion to vote the proxies of its clients, two principles guide the voting: advancing the economic interests of our clients and protecting their rights as beneficial owners of the corporation in whose securities we invest.

The client relationships in which Oak will vote the proxies include:

•	Employee benefit plans and other clients subject to ERISA.

•	Plans and other institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to Oak Associates, ltd.

•	The registered investment companies (“Oak Associates Funds”) advised by Oak Associates, ltd.

•	Wrap fee programs that have delegated proxy-voting responsibility to Oak Associates, ltd.

For those advisory clients who have retained proxy-voting responsibility, Oak Associates, ltd. has no authority and will not vote any proxies for those client portfolios. Generally, the clients that have retained proxy-voting responsibility are individuals and their related accounts.

This document summarizes our voting policies on both management and shareholder proposals. Our policies cover the issues that we most frequently encounter.

ROLE OF INVESTMENT COMMITTEE

The Investment Committee, which is the committee consisting of all the Portfolio Managers, Research Analysts and the Compliance Officer, is designated as the Firm’s policy-making body with respect to proxy voting.

The Investment Committee determines the Statement of Policy, which is set forth as Section IV of this policy.

The Investment Committee shall determine how to vote proxies with respect to issues that are not indicated by the Statement of Policy.

The Investment Cornmittee will delegate decisions with respect to specific proxy issues to one of the Portfolio Managers or Research Analysts who is most familiar with the issuer and its business.

The Investment Committee may determine to vote proxies in a manner that differs from the Statement of Policy if the Investment Committee believes that not voting in accordance with the Investment Policy is in the best interest of the client.

PROXY VOTING PROCEDURES

Oak Associates, ltd. has retained a third party, Institutional Shareholder Services (ISS), to assist it in coordinating and voting proxies with respect to client securities. Oak’s Compliance Officer shall monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained.

All proxies received by Oak Associates, ltd. will be sent to ISS to coordinate and vote proxies. ISS will:

Keep a record of each proxy received;

Determine which accounts managed by Oak Associates, ltd. hold the security to which the proxy relates;

Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which Oak must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

3. The Compliance Officer will identify any conflicts that exist between the interests of Oak and its clients. This examination will include a review of the relationship of Oak with the issuer of each security to determine if the issuer is a client of Oak or has some other relationship with Oak.

STATEMENT OF POLICY

Oak Associates, ltd. believes that voting proxies in accordance with the following policies is in the best interest of the separate account clients and mutual fund shareholders.

For Taft Hartley clients, Oak will vote those proxies in accordance with the recommendations made by Institutional Shareholder Services (ISS) Proxy Voter Services (PVS) unless Oak is directed by the Taft Hartley client not to use the ISS services. PVS is dedicated to voting proxies for Taft Hartley plans.

Routine Items:

Oak will generally vote FOR the election of directors (where no corporate governance issues are implicated).

Oak will generally vote FOR an independent chairman of the board.

Oak will generally vote AGAINST shareholder resolutions to limit the tenure of directors.

Oak will generally vote FOR the selection of independent auditors.

Oak will generally vote FOR increases in or reclassification of common stock.

Oak will generally vote FOR management recommendations on indemnification and liability limitations for officers and directors.

Oak will generally vote AGAINST shareholder proposals to limit indemnification and liability limitations.

Oak will generally vote FOR changes in the board of directors (where no corporate governance issues are implicated).

Oak will generally vote FOR outside director compensation.

Oak will generally vote AGAINST expensing options.

Non-Routine:

Oak will generally vote FOR shareholder resolutions requesting the adoption of confidential voting.

Oak will generally vote AGAINST management resolutions to implement fair price procedures.

Oak will generally vote AGAINST management proposals to introduce several classes of voting stock with unequal voting rights.

Oak will generality vote AGAINST management proposals to institute supermajority rules.

Oak will generally vote FOR a proposed reverse split of a company’s common stock.

Oak will generally vote FOR shareholder proposals that a company opt out of various anti-takeover statues.

General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes or a Non-Routine Item where no specific policy applies, then the Investment Committee will review the proxy and determine how the proxies should be voted on a case-by-case basis.

Oak Associates, ltd. also seeks to avoid any conflicts that may arise in the review and voting of client proxies. In the event any Potential or Actual Conflict of Interest may arise, Oak will disclose the circumstances of any such conflict to client(s) and in most cases either forward the proxy materials to the client to vote, vote according to ISS recommendations or take such other action as may be appropriate under the particular circumstances.

DISCLOSURE

Oak Associates, ltd. will make available these policies and procedures on the Oak Associates, ltd. website at www.oakassociates.com.

Oak Associates, ltd. will disclose a concise summary of the firm’s proxy policy and procedures and indicate in its Form ADV Part 11 that clients may contact Client Services via e-mail or by telephone in order to obtain information on how Oak voted such client’s proxies, and to request a copy of these procedures and policies. If a separate account client requests this information, Client Services will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Oak voted the client’s proxy.

Our Form ADV disclosures will be amended whenever these procedures and policies are updated.

RECORDKEEPING

The Compliance Officer has overall responsibility for maintaining files and records regarding Oak Associates, ltd. proxy policies and practices in an appropriate manner and for the required period, i.e., two years on-site in Oak Associates, ltd. offices and at least an additional three years off-site in secure and accessible facilities. The firm’s recordkeeping, procedures include the following:

Oak Associates, ltd. maintains relevant records, in paper or electronic format, i.e., internally and EDGAR, including proxy statements, related research materials, proxy ballots and votes, on an issuer and client basis.

Oak Associates, ltd. also maintains an annual file of records of any written client requests for proxy voting information for their portfolio securities and provides information to clients as requested.